UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

Schedule 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

LIVEONE, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

PROXY STATEMENT

269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 15, 2022

To the Stockholders of LiveOne, Inc.:

We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of LiveOne, Inc., a Delaware corporation (the “Company”), which will be held on Thursday, September 15, 2022, at 10:00 a.m. local time at the principal executive offices of PodcastOne located at 335 North Maple Drive, Suite 127, Beverly Hills, CA 90210, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.      to elect the nine director nominees identified in the Proxy Statement to hold office until the 2023 Annual Meeting of Stockholders;

2.      to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its issued and outstanding shares of common stock, $0.001 par value per share, at the Company’s Board of Directors’ discretion, at a ratio to be determined in the discretion of the Company’s Board of Directors within a range of no less than one-for-two through one-for-ten;

3.      to ratify the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023;

4.      to approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

5.      to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the Company’s Bylaws, the Company’s board of directors has fixed the close of business on July 22, 2022 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. Holders of the Company’s common stock are entitled to vote at the Annual Meeting.

Thank you for your ongoing support and continued interest in the Company.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Chairman and Chief Executive Officer
Beverly Hills, California
July 29, 2022

YOUR VOTE IS IMPORTANT!
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 15, 2022:

Our Proxy Statement is attached. The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2022 Annual Report may be accessed over the internet free of charge at https://xbrlfinancialwidget.com/default.aspx?CIKNum=1491419&view=All.

We are using U.S. Securities and Exchange Commission rules that allow us to make our Proxy Statement and related materials available on the internet. Accordingly, we are sending a “Notice of Internet Availability of Proxy Materials,” or Notice of Availability, to our stockholders of record instead of a paper Proxy Statement and annual report containing financial statements, unless paper copies have previously been requested. The rules provide us the opportunity to save money on the printing and mailing of our proxy materials and to reduce the impact of our Annual Meeting on the environment. We hope that you will view our Annual Meeting materials over the internet if possible and convenient for you. Instructions on how to access the proxy materials over the internet or to request a paper or email copy of our proxy materials can also be found in the notice you received.

Whether or not you expect to attend the Annual Meeting, please make sure you vote so that your shares will be represented at the Annual Meeting.    Our stockholders can vote over the internet or by telephone as specified in the accompanying voting instructions or by completing and returning a proxy card. This will ensure the presence of a quorum at the Annual Meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy and voting your stock in person.

PROXY STATEMENT

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
CORPORATE GOVERNANCE	6
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	10
DIRECTOR COMPENSATION	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
EXECUTIVE OFFICERS AND DIRECTORS	23
PROPOSAL NO. 2. — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE COMPANY’S BOARD OF DIRECTORS’ DISCRETION	26
PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
PROPOSAL NO. 4. — APPROVAL OF AN ADJOURMENT OF THE ANNUAL MEETING TO A LATER DATE OR TIME IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING	33
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	34
EXECUTIVE COMPENSATION	35
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	43
OTHER INFORMATION	45

i

269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 15, 2022

The board of directors of LiveOne, Inc., a Delaware corporation (“we,” “us,” “our,” LiveOne,” the “Company” or “our Company”) solicits the enclosed proxy for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, September 15, 2022, at 10:00 a.m. local time at the principal executive offices of PodcastOne located at 335 North Maple Drive, Suite 127, Beverly Hills, CA 90210, and for any adjournment or postponement thereof. This proxy statement (this “Proxy Statement”) is being made available to stockholders on or about July 29, 2022.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	Q:	Why did I receive a notice regarding the availability of proxy materials on the internet?
A:

Instead of mailing paper proxy materials, we sent a “Notice of Internet Availability of Proxy Materials” to our stockholders of record. We refer to that notice as the Notice of Availability. The Notice of Availability provides instructions on how to view our proxy materials over the internet, how to vote and how to request a paper or email copy of our proxy materials. This method of providing proxy materials is permitted under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). We hope that following this procedure will allow us to save money on the printing and mailing of those materials and to reduce the impact that our Annual Meeting has on the environment.

We intend to mail the Notice of Availability on or about July 29, 2022 to all of our stockholders of record entitled to vote at the Annual Meeting.
2.	Q:	What is the purpose of the Annual Meeting?
	A:	At the Annual Meeting, our stockholders will act upon the matters outlined in this Proxy Statement, including:

•   election of the nine members of our board of directors, the director nominees being Robert S. Ellin, Jay Krigsman, Craig Foster, Ramin Arani, Patrick Wachsberger, Kenneth Solomon, Bridget Baker, Maria Garrido and Kristopher Wright (Proposal No. 1);

•   approval of an amendment to our Certificate of Incorporation to effect a reverse stock split at our board of directors’ discretion (Proposal No. 2);

•   ratification of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023 (Proposal No. 3); and

•   approval of the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting (Proposal No. 4).

Our management, certain members of our board of directors and representatives of Macias Gini & O’Connell LLP, our independent registered public accounting firm, will be present at the Annual Meeting or at any adjournment or postponement thereof to respond to appropriate questions from stockholders.

3.	Q:	Who is entitled to vote at the Annual Meeting?
A:

Only common stockholders as of the close of business on July 22, 2022 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 85,873,276 shares of our common stock, $0.001 par value per share.

4.	Q:	What are the voting rights of the holders of our common stock?
	A:	Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Annual Meeting, or at any adjournment or postponement thereof.
5.	Q:	Which of my shares may I vote?
A:

All shares owned by you as of the close of business on the Record Date may be voted by you. These shares include shares that are (i) held directly in your name as the stockholder of record and (ii) held for you as the beneficial owner through a broker, bank or other nominee.

6.	Q:	Who can attend the Annual Meeting?
A:

All of our stockholders as of the Record Date may attend the Annual Meeting, or at any adjournment or postponement thereof. Even if your shares are held in “street name,” as the beneficial owner of shares, you are invited to attend the Annual Meeting. However, if you wish to attend the Annual Meeting, please bring to the Annual Meeting your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. We reserve the right to deny admission to anyone who cannot show valid identification or sufficient proof of share ownership as of the Record Date.

Please contact us at (310) 601-2505 or tenia@liveone.com for directions to the Annual Meeting.
7.	Q:	Can I find out who the stockholders are?
A:

A list of stockholders as of the Record Date will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the Office Manager of the Company at the above address, and at the time and place of the Annual Meeting, or at any adjournment or postponement thereof.

8.	Q:	What constitutes a quorum?
A:

Presence at the Annual Meeting, or at any adjournment or postponement thereof, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Abstentions and broker non-votes are included in the calculation of the number of shares considered to be present at the Annual Meeting. At the close of business on the Record Date, we had 85,873,276 shares of our common stock issued and outstanding and entitled to vote.

9.	Q:	What is the difference between holding shares as a “record holder” versus a “beneficial owner”?
A:

Some of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Record holders — If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are, with respect to those shares, the stockholder of record or “record holder.” As the record holder, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting, or at any adjournment or postponement thereof. We have enclosed or sent a proxy card for you to use. You may also vote by mail, over the internet or by telephone, as described below under the heading “Voting — How do I vote?”

Beneficial owners — If your shares are held in a brokerage account or bank or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote or to vote in person at the Annual Meeting, or at any adjournment or postponement thereof.

However, since you are not a record holder, you may not vote these shares in person at the Annual Meeting, or at any adjournment or postponement thereof, unless you obtain a “legal proxy” from your nominee (who is the record holder), giving you the right to vote the shares. If you do not wish to vote in person, you may vote by mail, over the internet or by telephone, as described below under the heading “Voting — How can I vote?”

10.	Q:	How do I vote?
A:

If you are a registered stockholder of common stock on the Record Date, meaning that you hold your shares in certificate form or through an account with our transfer agent, VStock Transfer, LLC, and you wish to vote prior to the Annual Meeting, or at any adjournment or postponement thereof, you may vote over the Internet, by mail or in person at the Annual Meeting:

•   Over the Internet. Go to the website of our tabulator, VStock Transfer, at https://www.shareholderaccountingsoftware.com/vstock/pxlogin. Have your proxy card in hand when you access the website and follow the instructions to vote your shares. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on September 14, 2022, the day prior to the Annual Meeting, for your proxy to be valid and your vote to count.

•   By Mail. Complete and sign your proxy card and mail it to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598, in the postage prepaid envelope we provided. Computershare must receive the proxy card not later than September 14, 2022, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

•   In Person at the Meeting. You can vote in person by attending the Annual Meeting, or at any adjournment or postponement thereof, and delivering your completed proxy card in person or by completing a ballot, which we will provide to you at the meeting.

If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you received the proxy materials directly from Broadridge, follow the instructions above for stockholders of record. If you received the proxy materials from your bank, broker or other nominee, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. If you would like to vote in person at the Annual Meeting, or at any adjournment or postponement thereof, contact your bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting, along with a bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement. You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

11.	Q:	What if I do not specify how my shares are to be voted?
A:

If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our board of directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items but not with respect to “non-routine” items.

Please note that at the Annual Meeting, or at any adjournment or postponement thereof, we believe that only the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split at our board of directors’ discretion (Proposal No. 2), the ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 4), will each be considered a “routine” matter. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes.” We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendations of our board of directors, and therefore “FOR” Proposal No. 2, “FOR” Proposal No. 3 and “FOR” Proposal No. 4. We believe that the other proposal (Proposals No. 1) will be considered a “non-routine” item, and your broker will not have discretion to vote on this proposal. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “broker non-votes.”

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

12.	Q:	What is a broker non-vote?
A:

Generally, a broker non-vote occurs when shares held by a nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner with respect to such proposal (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions) and (ii) the nominee lacks discretionary voting power to vote such shares. Under the rules of The Nasdaq Capital Market (“Nasdaq”), a nominee does not have discretionary voting power with respect to “non-routine” matters or the election of directors. The approval of an amendment to our Certificate of Incorporation to effect a reverse stock split at our board of directors’ discretion (Proposal No. 2), the ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 4), are each a routine matter and the other proposal is a non-routine matter.

If you are the beneficial owner of our common stock, your nominee will send you directions on how you can instruct them to vote.
13.	Q:	May I change my vote after I return my proxy?
	A:	Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised. Record holders may change their vote by:

•   a timely, valid, later-dated proxy;

•   a timely written notice of revocation submitted to our Office Manager at our principal executive offices at 269 South Beverly Drive, Suite 1450, Beverly Hills, CA 90212; or

•   attending the Annual Meeting, or at any adjournment or postponement thereof, and voting in person.

Beneficial owners may change their vote by complying with the instructions on their voting instruction cards.

You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.

14.	Q:	How does the Company’s board of directors recommend that I vote?
	A:	The Company’s board of directors recommends that you vote your shares:

•   FOR the election of each of the director nominees named in this Proxy Statement (Proposal No. 1);

•   FOR the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split at our board of directors’ discretion (Proposal No. 2);

• FOR the ratification of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023 (Proposal No. 3); and
• FOR the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 4).
15.	Q:	Vote Requirement — How many votes are required to approve each item?
A:

Election of directors (Proposal No. 1) — If a quorum is present, a plurality of the votes cast shall be sufficient to elect directors (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting or withholding your vote by voting “abstain” (or a direction to your broker, bank or other nominee to withhold your vote, called a “broker non-vote”) is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

Approval of an amendment to our Certificate of Incorporation to effect a reverse stock split at our board of directors’ discretion (Proposal No. 2) — If a quorum is present, the affirmative vote of a majority of the outstanding shares of our common is required to approve the amendment to our Certificate of Incorporation to effect the reverse stock split at our board of directors’ discretion.

All other proposals (Proposals No. 3 and No. 4 and any other items properly brought before the Annual Meeting) — If a quorum is present, approval of each of these proposals and any other item properly brought before the Annual Meeting requires that the votes cast in favor of such action exceed the votes cast opposing such action. For purposes of these votes, abstentions or not voting on a matter will not be counted as either votes cast for or against this proposal and therefore will not count in determining the approval of these proposals. Broker non-votes will have no effect on the outcome of these proposals.

The results of Proposals No. 3 and 4 are not binding on our board of directors.

16.	Q:	What happens if a nominee is unable to stand for election?
A:

If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

17.	Q:	Vote Count — How are votes counted?
	A:	Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each proposal votes “For,” “Against,” abstentions and broker non-votes.
18.	Q:	Voting Results — Where can I find the voting results of the Annual Meeting?
A:

We will publish the final voting results of the Annual Meeting, or at any adjournment or postponement thereof, in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

19.	Q:	What should I do if I receive more than one set of voting materials?
A:

You may receive more than one set of voting materials, including multiple copies of the Notice of Availability, this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a record holder and your shares are registered in more than one name, you will receive more than one Notice of Availability or proxy card. If you receive multiple sets of voting materials, please vote each Notice of Availability, proxy card and voting instruction card that you receive.

20.	Q:	Who will pay the costs of soliciting these proxies?
A:

Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, email or facsimile by members of our management. We will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, we will reimburse brokers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our common stock.

21.	Q:	What happens if additional matters are presented at the Annual Meeting?
A:

Other than the two proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting, or at any adjournment or postponement thereof. If you grant a proxy, the persons named as proxy holders, Robert S. Ellin, our Chairman and Chief Executive Officer, and Aaron Sullivan, our Interim Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

22.	Q:	Who can help answer my questions?
A:

If you have any questions about our proxy materials or the Annual Meeting, you can contact our Office Manager at:

LiveOne, Inc.
269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212
Attention: Office Manager
(310) 601-2505

****

CORPORATE GOVERNANCE

We have adopted a Code of Ethics for our directors, officers and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and board of directors’ committee charters, form our framework for governance. All of these documents are publicly available on our investor relations/corporate governance website at http://ir.livexlive.com/ir-home or may be obtained upon written request to:

LiveOne, Inc.
269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212
Attention: Office Manager

Governance Highlights

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. Some of the highlights of our corporate governance include:

What We Do:

•        8 of 9 directors are independent

•        Annual election of all members of our board of directors (see Proposal No. 1)

•        Annual advisory vote to ratify independent auditor (see Proposal No. 3)

•        Restrictive stock ownership and insider trading guidelines

•        Regular board of directors self-assessments at both individual and committee levels

•        Board of directors committee members are all independent

What We Don’t Do:

•        No repricing of underwater stock options without stockholder approval

•        No hedging of Company securities per Company policy

•        No pledging of Company securities without preapproval per Company policy

Director Independence

Our board of directors currently consists of nine directors, eight of whom are independent (as determined by our board of directors), one of whom serves as our Chairman and Chief Executive Officer. Our board of directors has reviewed the independence of our directors and has determined that each of Messrs. Foster, Krigsman, Arani, Wachsberger, Solomon and Wright and Ms. Baker and Ms. Garrido qualify as an independent director pursuant to Rule 5605(a)(2) of Nasdaq and applicable SEC rules and regulations. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence.

Board Composition and Director Qualifications

Our Nominating Committee periodically assesses the appropriate size and composition of our board of directors, taking into account our specific needs. The committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the committee through recommendations of directors, management, stockholders and professional search firms. Generally, the committee seeks members with diverse backgrounds, viewpoints and life and professional experiences, which contribute to the board of directors’ broad spectrum of experience and expertise, and who have a reputation of integrity, provided such individuals should all have a high level of management and/or financial experience.

While we have no formal diversity policy that applies to the consideration of director candidates, the Nominating Committee has determined that diversity should be an important consideration in the selection of candidates, and that the board should be comprised of members who reflect diversity not only in race and gender, but also in viewpoints, experiences, backgrounds, skills and other qualities and attributes. The board and the Nominating Committee recognize the value of gender, race, ethnicity and age diversity and are focused on expanding the board to continue to diversify its makeup. Consistent with this commitment, the board appointed its first female member during the fiscal year ended March 31, 2020 and its second female member during the fiscal year ended March 31, 2021, appointed Mr. Wright this past fiscal year and continues to search for other suitable diverse candidates.

Rather than being bound by one-size-fits-all policies regarding the composition of our board of directors, the Nominating Committee instead seeks to make individual, facts-specific determinations. We believe that our Company requires specialized experience and expertise in its leaders due to the uniqueness of its business and industry. Commencing with our 2020 fiscal year, the Nominating Committee annually assesses the appropriateness of the size of our board of directors, the skill set mix of each director, and the performance of each director when reviewing the annual board self-assessments, where each director has the opportunity to provide comprehensive feedback on himself/herself, his/her peers and the board as a whole. Two of the current members of our board of directors have been our directors since 2011 and 2012 respectively, and the other seven director nominees named in this Proxy Statement joined us in 2017, 2019, 2020 and 2021, reflecting our evolving and expanding business and leadership needs.

The Nominating Committee does not mandate an age or length of service at which a director must resign, and instead focuses on whether each director continues to provide value to the company and its stockholders. The Nominating Committee has committed itself to carefully considering diversity when evaluating future director candidates, giving strong consideration to candidates that would contribute to the board’s gender, ethnic and other diversity.

At a minimum, directors should:

•        have experience in positions with a high degree of responsibility;

•        demonstrate strong leadership skills;

•        have the time, energy, interest and willingness to serve as a director; and

•        contribute to the mix of skills, core competencies and qualifications of the board of directors and management.

In addition, our board of directors reconstituted our board committees in February 2021 to more closely reflect the committees’ composition with the skills and experience of our board members.

In addition to recommendations from directors, management and professional search firms, the Nominating Committee will consider director candidates properly submitted by our stockholders. Stockholder recommendations should be sent to the Office Manager at our principal executive offices. The Nominating Committee will review all potential director nominees in the same manner, regardless of the source of the recommendation, in accordance with its charter.

Our Nominating Committee currently consists of Messrs. Foster and Krigsman and Ms. Garrido, with Mr. Foster serving as the chairman.

Board Leadership Structure

Currently, the office of Chairman of our board of directors and Chief Executive Officer are held by Robert S. Ellin. Due to our size and early stage of operations, we believe it is currently most effective to have the Chairman of the board of directors and Chief Executive Officer positions be held by the same individual. Under our Bylaws, the Chairman of the board of directors is responsible for coordinating the board of directors’ activities, including the scheduling of meetings and the determination of relevant agenda items.

Risk Oversight and Compensation Risk Assessment

Our board of directors oversees a company-wide approach to risk management. Our board of directors determines the appropriate risk level for us generally, assesses the specific risks faced by us and reviews the steps taken by our management to manage those risks. While our board of directors has ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors is responsible for overseeing the management of risks associated with the independence of our board of directors.

Our management also reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the board of directors.

We believe that our compensation policies and practices do not create inappropriate or unintended significant risk to our Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Code of Ethics

We have adopted a Code of Ethics applicable to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Controller, which is a “code of ethics” as defined by applicable SEC rules. The purpose and role of this code is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. If we make any amendments to this code, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from any provision of this code that applies to our Chief Executive Officer, Chief Financial Officer or Controller, or persons performing similar functions, and that relates to an element of the SEC’s “code of ethics” definition, then we will disclose the nature of the amendment or waiver in the “Corporate Governance” section of our investor relations/corporate governance website http://ir.livexlive.com/ir-home.

Insider Trading Policy Waiver

On April 9, 2022, our board of directors, by a unanimous vote, including by all of its disinterested members, approved the request made by Mr. Robert Ellin, our Chief Executive Officer, Chairman, director and principal stockholder, for a one-time exception to our Insider Trading Policy which prohibits, among other things, purchases and sales of our securities in the public markets during the “closed trading window” that follows the end our fourth fiscal quarter ended March 31, 2022. The exception granted on a one-time basis the ability for any officer, director, employee or consultant of our Company to engage in such purchases and sales of our securities in the public market, if such person desires, until the earlier of (i) such time as such person utilizing this waiver is in possession of any material, non-public information and (ii) April 29, 2022, subject to such person confirming to us before any purchase or sale of our securities that such person is not aware of any material, non-public information. Subsequent to receipt of the exception, Mr. Ellin executed two one-time purchases on April 20, 2022 and April 28, 2022 for an aggregate of 50,000 shares of our common stock purchased on such dates, which trades were reported on a Form 4 timely filed with the SEC on the same dates. In addition, we settled a small amount of restricted stock units issued to our employees that vested during such exception period and an applicable portion of the underlying shares was sold in the public market to cover applicable federal and state taxes.

Policy Regarding Attendance at Annual Meetings of Stockholders

We do not have a policy with regard to board members’ attendance at annual meetings. We expect that our Chairman and one or more of the other directors will attend our Annual Meeting, or at any adjournment or postponement thereof.

Stockholder Communications

Stockholders and other interested parties may communicate with the board of directors, any committee thereof, the independent or non-management directors as a group or any individual director in writing. All such written communications must identify the recipient and be forwarded by mail to:

LiveOne, Inc.
269 South Beverly Drive, Suite 1450
Beverly Hills, CA 90212
Attention: Office Manager

The Office Manager will act as agent for the directors in facilitating such communications. In that capacity, the Office Manager may review, sort and summarize the communications.

Complaints about accounting, internal accounting controls or auditing matters may be made by utilizing our Business Integrity web-reporting tool, which we are in the process of implementing.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Director Nominees

Our board of directors is soliciting approval of the following director nominees:

•        Robert S. Ellin

•        Jay Krigsman

•        Craig Foster

•        Ramin Arani

•        Patrick Wachsberger

•        Kenneth Solomon

•        Bridget Baker

•        Maria Garrido

•        Kristopher Wright

As we elect all members of our board of directors annually, the nine nominees will serve for a one-year term expiring on the date of our 2023 Annual Meeting of Stockholders or until their successors are elected or their earlier resignation or removal. All of the director nominees are current members of the board of directors and are standing for re-election.

Each of the director nominees has indicated a willingness to serve, or continue to serve, as a director if elected. If any director nominee becomes unable to serve, the board of directors may designate a substitute nominee, in which case the designated proxy holders, Mr. Ellin and Mr. Sullivan, will vote for such substitute nominee.

Vote Required

A plurality of votes cast will be required to elect each director nominee (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting, withholding your vote by voting “abstain” or a broker non-vote is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

The Board of Directors Unanimously Recommends a Vote FOR
Each Named Director Nominee.

General Information About the Board of Directors

Our Bylaws provide that our business and affairs will be managed by, or under the direction of, our board of directors. Set forth below is biographical information for the director nominees as of the date of this Proxy Statement, and the qualifications that led our board of directors to conclude that each should serve as a director.

Robert S. Ellin, Age: 57

•        Professional Background:    Mr. Ellin has served as our Chairman (or Executive Chairman prior to September 1, 2017) of our board of directors since September 2011 and as our Chief Executive Officer (or President prior to September 1, 2017) since September 2011. On September 2, 2017, our board of directors changed Mr. Ellin’s title from President to Chief Executive Officer. Mr. Ellin formerly served as our Chief Executive Officer from September 9, 2011 to April 30, 2014 and as our Chief Financial Officer from April 26, 2012 until September 30, 2013. Mr. Ellin has more than 20 years of investment and turnaround experience. He is Managing Director and Portfolio Manager of Trinad Capital Master Fund Ltd. (“Trinad Capital”). Trinad Capital is our principal stockholder and a hedge fund dedicated to investing in micro-cap public companies. Mr. Ellin was a founder, and served as a member of the board of directors from February 2005 to September 2013, and as Executive Chairman of the board of directors, of Mandalay

Digital Group, Inc. (MNDL) from December 2011 to April 2013. He has also served on the Board of Governors at Cedars-Sinai Hospital in Los Angeles, California since March 2007. Prior to joining Trinad Capital, Mr. Ellin was the founder and President of Atlantis Equities, Inc. (“Atlantis”), a private investment company. Founded in 1990, Atlantis actively managed an investment portfolio of small capitalization public companies as well as select private company investments. Mr. Ellin played an active role in Atlantis investee companies including board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies, he spearheaded investments into THQ, Inc., Grand Toys, Forward Industries, Inc. (FORD), Majesco Entertainment (COOL) and iWon.com. Mr. Ellin also completed a leveraged buyout of S&S Industries, Inc. where he served as President from 1996 to 1998. S&S Industries was one of the largest manufacturers in the world of underwires which had strong partnerships with leading companies including Bally’s, Maidenform, and Sara Lee. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and was Manager of Retail Operations at Lombard Securities. Mr. Ellin received his BBA degree from Pace University.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Ellin is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, him being the Managing Director and Portfolio Manager of Trinad Capital, our controlling stockholder, and his extensive business, investment, finance and public company experience, particularly in investing in micro-cap public companies.

Jay Krigsman, Age: 57

•        Professional Background:    Mr. Krigsman has served as a director of our Company since April 26, 2012. Mr. Krigsman has been the Executive Vice President and Asset Manager of The Krausz Companies since 1992, where he assists in property acquisitions, oversees the company’s property management team and is responsible for developing and implementing strategic leasing programs. Prior to joining The Krausz Companies, Mr. Krigsman had the senior leasing responsibilities for Birtcher Development Co. Mr. Krigsman holds a Certified Commercial Investment Member designation from the CCIM Institute, a Sr. Certified Leasing Specialist designation from the International Council of Shopping Centers and holds a California Real Estate Broker’s License. Mr. Krigsman currently serves on the board of directors of Trinad Capital, our principal stockholder. Mr. Krigsman received a BA in Business Administration from the University of Maryland.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Krigsman is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his professional background and experience in acquisitions and management and him being the Executive Vice President and Asset Manager of The Krausz Companies for over 20 years.

Craig Foster, Age: 51

•        Professional Background:    Mr. Foster has served as a director of our Company since July 7, 2017. Mr. Foster previously served as the Chief Financial Officer and Chief Accounting Officer of Amobee, Inc., a digital advertising platform, from April 2015 until May 2017. From February 2013 until April 2015, Mr. Foster served as Chief Financial Officer and Chief Accounting Officer of Ubiquiti Networks, Inc., a publicly-traded networking and communications company. From June 2012 to February 2013, Mr. Foster served as Director in the technology infrastructure and software group of Credit Suisse Securities (USA) LLC, an investment bank. From August 2007 to June 2012, Mr. Foster served as an Executive Director and co-head of the software group of UBS Securities LLC, an investment bank. Mr. Foster has also held various management positions at RBC Capital Markets, an investment bank, Loudcloud, a software and services platform, PricewaterhouseCoopers, a public accounting firm and Deloitte, a public accounting firm. Mr. Foster holds an M.B.A. in Finance from the Wharton School of Business and a B.A. in Economics from the University of California, San Diego.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Foster is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in technology and software for over 10 years.

Ramin Arani, Age: 52

•        Professional Background:    Mr. Arani has been serving as a member of our board of directors since January 14, 2019. Mr. Arani was the portfolio manager at Fidelity Management & Research Company (“FMR Co”), the investment adviser for Fidelity’s family of mutual funds, until his retirement at the end of 2018. FMR Co is a wholly owned subsidiary of FMR LLC, which is a greater than 5% stockholder of our Company and acquired its position as part of our public offering completed in December 2017. Fidelity Investments is a leading provider of investment management, retirement planning, portfolio guidance, brokerage, benefits outsourcing, and other financial products and services to more than 20 million individuals, institutions and financial intermediaries. In his portfolio manager role, he served as the lead manager of the Fidelity Puritan Fund. Prior to assuming his lead responsibilities in 2008, Mr. Arani co-managed Fidelity Puritan Fund from 2007 to 2008. Previously, he managed the equity portion of Fidelity Asset Manager Portfolio from 2005 to 2006, Fidelity Trend Fund from 2000 to 2007 and Select Health Care Portfolio from 1999 to 2000. Mr. Arani has held various other roles within FMR Co’s Equity Research group, including that of analyst covering the health care industry from 1999 to 2000, analyst covering the retail industry/portfolio manager of Select Retailing Portfolio from 1997 to 1999, and analyst covering defense electronics companies, then real estate investment trusts from 1992 to 1996. Before joining Fidelity in 1992, Mr. Arani was a research analyst intern at Josephthal & Co. in 1991. He has been in the investments industry since 1992. Mr. Arani earned his Bachelor of Arts degree in international relations from Tufts University. He also received the 1994, 1996 and 1998 Institutional Investor “Best of the Buyside” awards for his research work.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Arani is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in the investment industry for over 25 years, including deep understanding of the capital markets.

Patrick Wachsberger, Age: 70

•        Professional Background:    Mr. Wachsberger has been serving as a member of our board of directors since January 25, 2019. Mr. Wachsberger currently serves as the founder and manager of Picture Perfect Entertainment LLC, a film and television production and distribution studio he founded in 2018. Prior to that, Mr. Wachsberger was serving as Co-Chairman of Lionsgate Films (Lionsgate Motion Picture Group), an American film production and film distribution studio (“Lionsgate”), joining in January 2012 when Lionsgate acquired Summit Entertainment, which he helped launch in 1993. Mr. Wachsberger has risen to become one of the leading international film executives in the world during his 30-year motion picture industry career. As Co-Chairman at Lionsgate, Mr. Wachsberger oversaw all aspects of Lionsgate’s feature film acquisition, production and distribution and was responsible for leading its motion picture business around the world. During his tenure, Lionsgate’s feature film slate generated nearly $10 billion at the global box office over the past five years, led by the critically-acclaimed breakout sensation Wonder, the global box office phenomenon La Land, winner of six Academy Awards ®, double Oscar® winner Hacksaw Ridge, and the blockbuster Hunger Games, John Wick, and Now You See Me franchises. Other recent hits include The Hitman’s Bodyguard, The Big Sick (in partnership with Amazon Studios) and The Shack. Under Mr. Wachsberger’s leadership, Lionsgate built a global distribution infrastructure encompassing nearly 20 output deals in major territories, including the successful 50/50 joint venture of International Distribution Company in Latin America and Lionsgate’s successful self-distribution operations in the U.K. Lionsgate, while also continuing to grow its film business in China and India. Mr. Wachsberger was awarded in 2017 the prestigious honor of Chevalier des Arts et des Lettres (Knight in the Order of Arts and Letters), received CineEurope’s International Distributor of the Year award in 2018 and was named as a “Game Changer” at the 2016 Zurich Film Festival.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Wachsberger is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership in the media and entertainment industry, including with respect to the acquisition, production, growth and distribution of various entertainment assets.

Kenneth Solomon, Age: 59

•        Professional Background:    Mr. Solomon has been serving as a member of our board of directors since May 24, 2019. Mr. Solomon currently serves as the Chairman of the Board and Chief Executive Officer of The Tennis Channel, Inc., which operates a professional sports and tennis lifestyle-based television channel. Mr. Solomon is also a Partner of Arcadia Investment Partners, a private investment firm, serves as the Chairman of Ovation TV, Inc., and since 2008 has been serving as a director of World Golf Tour, Inc. Previously Mr. Solomon served as Founding President of Fine Living Network, LLC (also known as Fine Living TV Network) (formerly Fine Living Cable Network). He led the network from concept through launch in just over three years and ultimately to 25,000,000 subscribers and agreements with distributors representing 73% of the cable and satellite universe. Prior to launching Fine Living, he served as founding president of iBlast. Mr. Solomon was responsible for building the nation’s largest and farthest-reaching digital distribution network, with 18 major broadcast groups comprising 246 individual television stations, covering 93% of U.S. television households. He served as President of Universal Studios Television (also Studios USA Television) where he oversaw worldwide program and asset development and distribution activities for primetime network, cable, syndication, and made-for-television movies. Mr. Solomon also served as Co-head of DreamWorks Television, where he worked with the new studio’s legendary founders to help create and develop its worldwide television operations. He also has held senior positions at News Corp., including Executive Vice President of network distribution of Fox Broadcasting through its transitional ascending period where he was responsible for all network affiliate relations, as well as leading the network’s successful conversion of dozens of CBS, ABC and NBC affiliates to Fox, and launching the NFL and NHL franchises. He also served as Executive Vice President and General Sales Manager of Twentieth Century Fox Domestic Television. Mr. Solomon was integrally involved in the formative development, sale and launch of FX cable network, News Corp.’s first venture into basic cable. He held key leadership positions at a number of preeminent media and television companies. Mr. Solomon has more than 20 years of experience in cable, new media, TV production, distribution, and advertising through top posts at Universal Television, DreamWorks, News Corp. and Scripps. Mr. Solomon captured the Emmy award for best drama with “Law & Order” and pioneered the licensing of an original series across multiple network platforms with “Law & Order: Special Victims Unit” to NBC and USA Network. Mr. Solomon received his Bachelor of Arts degree in Sociology from UCLA. Mr. Solomon has been honored as “Humanitarian of the Year” by H.E.L.P. Group.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Solomon is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership in the media and entertainment industry, including entertainment asset development and distribution.

Bridget Baker, Age: 60

•        Professional Background:    Ms. Baker has been serving as a member of our board of directors since October 20, 2019. As Chief Executive Officer of Baker Media Inc., Ms. Baker advises and represents major media and technology companies. Prior to establishing Baker Media in 2013, Ms. Baker had a distinguished 22-year career at NBCUniversal as a cofounder of CNBC and ultimately, from 2006 to 2013, the company’s first President of TV Networks Distribution, overseeing its $5 billion content distribution business. In this role, she was a member of the company’s Management Committee, the top 1% senior executives, and at the forefront of a wide range of strategic initiatives, from expanding coverage of the Olympic Games to creating Hulu. She was a key player in over $50-billion of corporate mergers and acquisitions, including Universal Studios, Bravo and Telemundo. She established the first ever women’s affinity group at NBCUniversal, the award-winning Women’s Network, and served as chair from 2005-2009. Additionally, she served on the boards of the Sundance Channel, the NBC Peacock Foundation and Women in Cable & Telecommunications. From 2013 to 2018, Ms. Baker served as a member of the board of directors of General Communication, Inc., the largest Alaska-based communications provider offering a full range of wireless, data, video, and managed services to residential customers, businesses, governmental entities, and educational and medical institutions. Ms. Baker received her Bachelor of Arts degree in Political Studies from Pitzer College where she is an 18-year Trustee and was honored in 2010 as a Distinguished Alumni.

•        Board Membership Qualifications:    Our board of directors has concluded that Ms. Baker is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, her extensive experience and leadership in the media, tech and entertainment industry, including content distribution and strategy, as well bringing diversity in viewpoints, experiences, backgrounds, skills and other qualities and attributes to the board of directors.

Maria Garrido, Age: 49

•        Professional Background:    Ms. Garrido has been serving as a member of our board of directors since December 29, 2020. Ms. Garrido is a multilingual, multinational executive with 24 years of experience in modern marketing. She has held global and local leadership positions in profitable business units, and has held both operational and strategic roles in consumer goods, media, communications and entertainment across North America, Latin America and Europe. Since February 2018, Ms. Garrido has been the Senior Vice President, Brand Marketing of Vivendi SA, a French media conglomerate headquartered in Paris, France and the owner of Universal Music Group, Groupe Canal+ and Dailymotion, having activities in music, television, film, video games, book publishing, tickets and video hosting services, where she leads the content marketing practice across the Vivendi group of companies. From January 2017 to December 2018, Ms. Garrido served as the Chief Executive Officer of Havas X SA, a French multinational advertising and public relations company, headquartered in Paris, France, where she promoted Havas initiatives in the various innovation spaces (AI, start-ups, academic partnerships) and lead a team of innovators around the world. From 2014 to December 2020, Ms. Garrido served as the Chief Insights Officer of Havas SA where she lead the development of strategic analytical tools to improve client’s KPI performance and managed data analytics product/service portfolio at a global level. Ms. Garrido has also previously held various marketing consulting, director and manager positions with Mondelez Europe GmbH, Colgate-Palmolive Company, 3M Company and Hallmark Cards, Inc. She is a prolific global public speaker, having appeared on Bloomberg news, The Guardian’s Summit, Cartagena Inspira, Mumbrella Australia, South Tech Summit, World Retail Congress, APAC Hall Healthcare Conference, IBC and IAB Mexico. Ms. Garrido is a member of the International Women’s Forum and Marketing World50 and has also been a Media Jury member for Cristal Media Festival, Dubai Lynx, Cannes International Festival of Creativity, and President Entertainment Jury Eurobest. Ms. Garrido received her Master of International Business Studies from the University of South Carolina and Bachelor of Arts double degrees in International Relations and French from Drake University.

•        Board Membership Qualifications:    Our board of directors has concluded that Ms. Garrido is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, her extensive experience and leadership in the consumer goods, media, communications and entertainment industries, as well bringing diversity in viewpoints, experiences, backgrounds, skills and other qualities and attributes to the board of directors.

Kristopher Wright, Age: 47

Professional Background:    Mr. Wright has been serving as a member of our board of directors since May 21, 2021. Mr. Wright is a senior leader in the Consumer Products Industry with more than 20 years of innovative, growth oriented, results-driven leadership experience. Mr. Wright has spent the past 10 years at Nike and is currently Vice President of Nike Global Men’s Footwear Lifestyle Product. Prior to joining Nike, Mr. Wright held senior management roles at Converse, Jordan, and Reebok. In October 2020, Mr. Wright was recognized by Business Insider as one of 28 Outstanding People of Color in the Sneaker Industry. Prior to joining Nike, Mr. Wright founded the luxury lifestyle footwear brand Jhung Yuro, where as Chief Executive Officer, he led the company’s Far East factory/supplier sourcing and negotiations, developed marketing initiatives, established distribution and merchandising strategies for a wide variety of retail partners. In 2008 Headgear purchased a 50% stake in Jhung Yuro to launch a joint venture partnership which provided infrastructure and resources to grow the brand. Additionally, Mr. Wright is an appointed member of the Executive Leadership Council, a national organization of Black CEOs and senior executives in Fortune 1000 and Global 500 companies. Mr. Wright also serves on the Advisory Board of Directors for the Southwestern Athletic Conference (SWAC). Mr. Wright earned his Bachelor of Arts degree in marketing and business administration from Clark Atlanta University.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Wright is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership in the marketing industry, including brand awareness and distribution strategies, as well bringing diversity in viewpoints, experiences, backgrounds, skills and other qualities and attributes to the board of directors.

Board Meetings

Our board of directors both met in person and/or via telephone/video conference and acted by unanimous written consent during our fiscal year ended March 31, 2022. Our board of directors met two times in person during the 2022 fiscal year, with all of the incumbent directors attending more than 75% of the aggregate of the meetings of the board of directors and of board committees on which they served, except for Mr. Solomon who attended more than 71% of the aggregate of the meetings of the board of directors and of board committees on which he served. Our board of directors also acted numerous times by unanimous written consent during the 2022 fiscal year. We intend to adopt a formal policy on director attendance at annual meetings of stockholders, which will state that each director is strongly encouraged to attend such meetings, whether by phone or in person, unless attendance is precluded by health or other significant personal matters. We held our 2021 annual meeting of stockholders on September 15, 2021.

The board of directors has informally designated Mr. Foster to preside over executive sessions of the non-management directors.

Board Committees

The board of directors has three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee, each of which is described below. Each committee operates under a written charter adopted by the board of directors. All of the committee charters are publicly available in the “Corporate Governance” section of our investor relations/corporate governance website at http://ir.livexlive.com/ir-home or may be obtained upon written request to our Office Manager at our principal executive offices.

Committee members are elected by our board of directors, upon the Nominating Committee’s recommendations, and serve until their successors are elected or their earlier resignation or removal.

The current composition of the board of directors’ committees is as follows:

Name	Audit Committee	Nominating Committee	Compensation Committee
Robert S. Ellin
Jay Krigsman		☒	☒ (Chair)
Craig Foster	☒ (Chair)	☒ (Chair)
Patrick Wachsberger			☒
Ramin Arani	☒
Kenneth Solomon	☒
Bridget Baker			☒
Maria Garrido		☒
Kristopher Wright

Audit Committee

As of the end of our fiscal year ended March 31, 2022, the Audit Committee consisted of and currently consists of Messrs. Foster, Solomon and Arani, with Mr. Foster serving as the Chairman of the Audit Committee. The Audit Committee currently consists of the same members. The board of directors has determined that all three of the current members of the Audit Committee are independent, pursuant to Rule 5605(a)(2) of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that each Audit Committee member is financially literate and that Mr. Foster qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee met five times in person and/or via telephone/video conference during our 2022 fiscal year.

As set forth in more detail in the Audit Committee Charter, the Audit Committee’s purpose is to assist the board of directors in its general oversight of the quality and integrity of our accounting, auditing and financial reporting and internal control practices. The specific responsibilities of the Audit Committee include:

•        appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm the independence of its members from its management;

•        reviewing with our independent registered public accounting firm the scope and results of their audit;

•        approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•        coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures;

•        establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

•        reviewing and approving related-person transactions.

Audit Committee meetings are attended by our Chief Executive Officer and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee. For additional information concerning the Audit Committee, see “Report of the Audit Committee of the Board of Directors” included in this Proxy Statement.

Nominating Committee

As of the end of our fiscal year ended March 31, 2022, the Nominating Committee consisted of and currently consists of Messrs. Krigsman and Foster and Ms. Garrido, with Mr. Foster serving as the Chairman of the Nominating Committee. The board of directors has determined that all members of the Nominating Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. During our 2022 fiscal year, our Nominating Committee acted solely by unanimous written consent. The specific responsibilities of the Nominating Committee include:

•        identifying, screening and recruiting qualified individuals to become board members;

•        proposing nominations for the board of directors and board committee membership;

•        assessing the composition of the board of directors and board committees;

•        overseeing the performance of the board of directors; and

•        complying with all other responsibilities and duties set forth in the Nominating Committee Charter.

Compensation Committee

As of the end of our fiscal year ended March 31, 2022, the Compensation Committee consisted of and currently consists of Messrs. Krigsman and Wachsberger and Ms. Baker, with Mr. Krigsman serving as the Chairman of the Compensation Committee. The board of directors has determined that all members of the Compensation Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. The Compensation Committee met two times in person and/or via telephone/video conference during our 2022 fiscal year. The specific responsibilities of the Compensation Committee include:

•        reviewing key employee compensation goals, policies, plans and programs;

•        reviewing and approving the compensation of our directors and executive officers;

•        reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•        appointing and overseeing any compensation consultants or advisors.

Compensation Committee meetings are attended by our Chief Executive Officer and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee.

DIRECTOR COMPENSATION

Only our independent board members receive compensation for their services as a director. Current director compensation consists of an annual grant of between $90,000 and $130,000 worth of restricted stock units (or pro-rata for service less than one year) to each director, consisting of an annual grant of $90,000 worth of restricted stock units to each independent board member and (i) $10,000 worth of restricted stock units to each member of our Audit Committee and an additional $15,000 worth of restricted stock units to the chairman of our Audit Committee, and (ii) $5,000 worth of restricted stock units to each member of our Compensation Committee and an additional $10,000 worth of restricted stock units to the chairman of our Compensation Committee, with the number of restricted stock units calculated based on the fair market value of our stock on the date of the grant approval date. Our board of directors has not yet awarded director compensation for our 2022 fiscal year, but anticipates awarding restricted stock units to our independent board members for our 2022 fiscal year during our fiscal year ending March 31, 2023, which are anticipated to vest effective as of October 31, 2022, provided that such director continues to serve as our director and if applicable, a member of the respective committee, on the vesting date. Members of our Nominating Committee do not receive any additional compensation for their service on such committee. Accordingly, as of the date of this Proxy Statement none of our independent board members have received director compensation for their services on our board of directors during the 2022 fiscal year. At the direction of the Compensation Committee of our board of directors, we intend to undertake a process to formerly review, on a periodic basis, our board of directors’ compensation, including but not limited to pay for (x) each of our non-employee directors in cash, (y) each member of the Audit Committee, Compensation Committee and Nominating Committee additional annual cash amounts, and (z) the Chairpersons of the Audit Committee, Compensation Committee and Nominating Committee additional cash amounts. We anticipate retaining an expert compensation consulting firm to benchmark director compensation and provide recommendations around near and long-term compensation for our board. We expect to conclude this board of director compensation review during our 2023 fiscal year. Currently, no additional per-meeting fees apply under the plan. Subject to such compensation review, we may also grant to each non-employee director restricted stock units, shares of our common stock and/or stock options to purchase shares of our common stock (A) upon such non-employee director’s appointment to the board of directors (prorated for the period from the director’s appointment through the anticipated date of our next annual meeting of stockholders), and (B) on an annual basis thereafter. We may also grant additional discretionary stock-based awards to our non-employee directors, and subject to our director compensation review and board’s approval, these directors may have the option of electing to receive their cash fees in the form of shares of our common stock. Only non-employee directors are currently eligible to receive compensation for their services as a director. Accordingly, Mr. Ellin, our Chief Executive Officer and Chairman did not receive any separate director compensation during the 2022 fiscal year.

2022 Director Compensation Table

The following table shows compensation paid to the members of our board of directors for the fiscal year ended March 31, 2022.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)		Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jay Krigsman	—	161,903	(2)	—	—	—	—	161,903
Craig Foster	—	179,867	(2)	—	—	—	—	179,867
Robert Ellin	—	—	(3)	—	—	—	—	—
Ramin Arani	—	154,193	(2)	—	—	—	—	154,193
Patrick Wachsberger	—	146,483	(2)	—	—	—	—	146,483
Kenneth Solomon	—	156.736	(2)	—	—	—	—	156,736
Bridget Baker	—	146,483	(2)	—	—	—	—	146,483
Maria Garrido	—	—	(2)	—	—	—	—	—
Kristopher Wright	—	50,927	(2)(4)	—	—	—	—	50,927

____________

(1)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based Compensation” of our financial statements for the year ended March 31, 2022 included elsewhere in our 2022 Annual Report on Form 10-K.

(2)      Our board of directors has not yet awarded director compensation for our 2022 fiscal year, but anticipates awarding restricted stock units to our independent board members for our 2022 fiscal year during our fiscal year ending March 31, 2023, which are anticipated to vest effective as of October 31, 2022, provided that such director continues to serve as our director and if applicable, a member of the respective committee, on the vesting date. Members of our Nominating Committee do not receive any additional compensation for their service on such committee. Accordingly, as of the date of this Proxy Statement none of our independent board members have received director compensation for their services on our board of directors during the 2022 fiscal year. The Director Compensation Table above reflects the grants that were made during the fiscal year ended March 31, 2022 representing director compensation awarded during such year for services provided by our directors during the fiscal year ended March 31, 2021. Ms. Garrido’s restricted stock unit awards were granted on December 29, 2020 with a grant date fair value of $72,555, and accordingly, the Director Compensation Table above reflects that no grants were made to Ms. Garrido during the fiscal year ended March 31, 2022. Each restricted stock unit represents a contingent right to receive one share of our common stock or the cash value thereof upon the settlement of each restricted stock unit. Each director has the right to delay the vesting of such restricted stock units to a later date for tax purposes.

(3)      Employee directors do not receive any additional compensation for their services on our board of directors.

(4)      Mr. Wright was appointed as a member of our board of directors effective as of May 3, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our capital stock by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•        each of our directors;

•        each of our Named Executive Officers (as defined below);

•        our other executive officers; and

•        all of our current executive officers and directors as a group.

The number of shares and percentages of beneficial ownership are based on 85,873,276 shares of our common stock outstanding as of July 22, 2022 (the Record Date).

The following table is based upon information supplied by to us by our officers, directors and certain principal stockholders. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock that the person has the right to acquire beneficial ownership within 60 days, including common stock issuable pursuant to the exercise of stock options or warrants and settlement of restricted stock units that are either immediately exercisable or issuable or exercisable or issuable on or before September 20, 2022, which is within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o LiveOne, Inc., 269 South Beverly Drive, Suite 1450, Beverly Hills, CA 90212.

Name and address of beneficial owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership(1)	Percentage of Class
5% or greater stockholders
Robert S. Ellin and his affiliates(1)	19,040,707	21.5%
FMR LLC(2)	6,903,364	8.0%
245 Summer Street, Boston, MA 02210

Directors and Executive Officers
Robert S. Ellin(1)	19,040,707	21.5%
Aaron Sullivan(3)	45,000	*
Craig Foster(4)(5)	155,738	*
Jay Krigsman(4)(5)(6)	1,130,307	1.3%
Ramin Arani(5)	107,250	*
Patrick Wachsberger(5)	107,081	*
Kenneth Solomon(5)	106,330	*
Bridget Baker(5)	96,545	*
Maria Garrido(5)	21,953	*
Kristopher Wright(5)	12,011	*
All current directors and executive officers as a group (10 persons)(7)(8)	20,822,922	23.4%

____________

*        Represents beneficial ownership of less than one percent.

(1)      Includes (i) 1,934,666 shares of common stock owned directly by Mr. Ellin; (ii) 6,839,899 shares of our common stock directly owned by Trinad Capital, as Mr. Ellin, the Managing Director and Portfolio Manager of Trinad Capital, is deemed to have sole voting and dispositive power over such shares, (iii) 716,216 shares of our common stock directly owned by Trinad Capital Management LLC (“Trinad LLC”), as Mr. Ellin, the Managing Member of Trinad LLC, is deemed to have sole voting and dispositive power over such shares; (iv) 6,817,810 shares of our common stock directly owned by JJAT Corp. (“JJAT”), an entity owned by Mr. Ellin, as Mr. Ellin is deemed to have sole voting and dispositive power over such shares; (v) approximately 1,976,789 shares of our common stock issuable upon conversion of the convertible notes held by Trinad Capital (assuming conversion as of July 22, 2022), which Trinad Capital has the right to convert as a result of the consummation of the Public Offering at a conversion price of $3.00 per share; (vi) 666,667 stock options (as more fully discussed below); (vii) 25,168 restricted stock units granted to Mr. Ellin in lieu of reduced base salary for the period from April 1, 2021 to July 31, 2021, which would vest as of September 20, 2022; and (viii) 63,492 restricted stock units granted to Mr. Ellin in lieu of 50% of his monthly cash base salary for the period from August 1, 2020 to August 15, 2020, and in lieu of 100% of his monthly cash base salary for the period from August 16, 2020 to December 31, 2020, that Mr. Ellin agreed to receive in such equity of our Company, which would vest as of September 20, 2022. Accordingly, securities owned by these entities may be regarded as being beneficially owned by Mr. Ellin. Mr. Ellin disclaims beneficial ownership in the shares held by Trinad LLC, Trinad Capital and JJAT. Does not include (x) shares of our common stock held by a family trust and family foundation as to which Mr. Ellin does not exercise voting or dispositive power, and (y) shares of our common stock and/or our restricted stock units that may be granted to Mr. Ellin by our board of directors in lieu of 100% of his monthly cash base salary for the period from June 1, 2022 to December 31, 2022, that Mr. Ellin agreed to receive in such equity of our Company, subject to Mr. Ellin’s continued employment with us through the applicable vesting date. In the event of a Change of Control (as defined in Mr. Ellin’s employment agreement), any unvested portion of our shares and/or restricted stock units granted to Mr. Ellin shall vest effective immediately prior to such event.

(2)      As reported on Schedule 13G, Amendment No. 5, filed with the SEC on November 10, 2021 by FMR LLC, Abigail P. Johnson and Fidelity Puritan Fund. Ms. Johnson is a Director, Chairman and Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(3)      Includes (i) 81,250 restricted stock units granted to Mr. Sullivan effective as of March 26, 2019 pursuant to his employment agreement, with the amount shown net after settlement to pay applicable taxes, and (ii) 12,500 restricted stock units granted to Mr. Sullivan effective as of October 1, 2020 pursuant to Amendment No. 1 to his employment agreement, in each case which would vest as of September 20, 2022, with the amount shown net after settlement to pay applicable taxes. Excludes (x) 18,750 restricted stock units granted to Mr. Sullivan pursuant to his employment agreement, which would not vest as of September 20, 2022, such that 1/3 of such unvested restricted stock units will vest every three months after June 26, 2022 with the first tranche vesting on September 26, 2022, (y) 12,500 restricted stock units granted to Mr. Sullivan pursuant to Amendment No. 1 to his employment agreement, which would not vest as of September 20, 2022, such that 100% of such unvested restricted stock units will vest on October 1, 2022, and (z) 75,000 restricted stock units granted to Mr. Sullivan effective as of April 4, 2022, which would not vest as of September 20, 2022, such that 100% of such unvested restricted stock units will vest on April 4, 2024, in each case subject to Mr. Sullivan’s continued employment with us through the applicable vesting date. In the event of a Change of Control (as defined in Mr. Sullivan’s employment agreement), 50% of his unvested portion of our restricted stock units granted to Mr. Sullivan shall vest effective immediately prior to such event.

(4)      Includes 25,000 vested stock options for each director.

(5)      (i) Includes 23,128 and 24,144 vested restricted stock units granted to Messrs. Krigsman and Foster in 2018, respectively, 66,091 and 68,965 vested restricted stock units granted to Messrs. Krigsman and Foster in 2019, respectively, and 33,871 and 37,629 vested restricted stock units granted to Messrs. Krigsman and Foster in 2021, respectively, (ii) includes 17,521, 16,129 and 13,196 vested restricted stock units granted to Messrs. Arani, Wachsberger and Solomon in 2018, respectively, 57,471, 54,597 and 60,344 vested restricted stock units granted to Messrs. Arani, Wachsberger and Solomon in 2019, respectively, and 32,258, 30,645, 32,790, 12,011, 30,465 and 21,953 vested restricted stock units granted to Messrs. Arani, Wachsberger, Solomon and Wright and Ms. Baker and Ms. Garrido in 2021, respectively.

(6)      Includes 860,186 shares of our common stock held by the Krigsman Family Trust, as Mr. Krigsman, a trustee of the trust, holds shared voting and dispositive power over such shares. Excludes certain shares that were formerly held in custodial accounts for the benefit of Mr. Krigsman’s daughters under the Uniform Transfers to Minors Act (“UTMA”) and for which Mr. Krigsman was the custodian. Mr. Krigsman no longer has control or voting or dispositive power over such shares as a result of the transfer from such UTMA accounts to Mr. Krigsman’s daughters’ individual accounts.

(7)      The shares of our common stock held by Trinad Capital, Trinad LLC and JJAT and the shares of our common stock issuable upon conversion of our convertible notes owned by Trinad Capital, which are deemed to be beneficially owned by Mr. Ellin, are counted only once in this total.

(8)      Does not include restricted stock units granted to Mr. Sullivan that would not vest as of September 20, 2022 pursuant to the terms of his employment agreement.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information regarding our current executive officers and directors as of the Record Date:

Name	Age	Position
Executive Officers
Robert S. Ellin	57	Chief Executive Officer, Chairman of the Board and Director
Aaron Sullivan	41	Interim Chief Financial Officer, Executive Vice President, Controller, Interim Corporate Secretary and Interim Treasurer
Non-Executive Directors
Jay Krigsman	57	Director
Craig Foster	51	Director
Ramin Arani	52	Director
Patrick Wachsberger	70	Director
Kenneth Solomon	59	Director
Bridget Baker	60	Director
Maria Garrido	49	Director
Kristopher Wright	47	Director

Executive Officers

Robert S. Ellin.    Please see above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors.”

Aaron Sullivan.    Mr. Sullivan has served as our Interim Chief Financial Officer, Interim Corporate Secretary and Interim Treasurer since December 31, 2021, and as our Vice President and Controller since March 2019. Mr. Sullivan is a seasoned executive with extensive financial, mergers and acquisitions and operational experience in building, managing and scaling organizations, as well with financial reporting and internal controls. Mr. Sullivan has built and led financial organizations across multi-billion-dollar technology companies. Prior to his appointment as the Company’s Vice President and Controller, Mr. Sullivan served as the Controller — Cloud of j2 Global, Inc. (now Consensus Cloud Solutions, Inc.), a cloud software company, since July 2015. Prior to that, Mr. Sullivan worked at PricewaterhouseCoopers LLP, a global public accounting firm. Mr. Sullivan holds a B.A, Business & Economics degree from Trinity College Dublin, Ireland and is a Certified Public Accountant.

Non-Employee Directors

Jay Krigsman.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Craig Foster.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Ramin Arani.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Patrick Wachsberger.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Kenneth Solomon.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Bridget Baker.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Maria Garrido.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Kristopher Wright.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Advisory Board

To complement our management team and board of directors, we have an active Advisory Board, each of whom are renowned in their respective fields and are considered thought leaders in the entertainment industry by their peers, further enhance our credibility and provide invaluable strategic guidance and introductions to our Company. Members of the Advisory Board serve for a one-year term and in consideration for their services receive certain equity awards. The Advisory Board is available to provide advice, networking and guidance to our management on any number of issues in a particular field of expertise. Our Advisory Board members have experience in the media and entertainment industries as follows:

Steven Bornstein — Former Chief Executive Officer of ESPN and NFL Network.

Jason Flom — Chief Executive Officer of Lava Records; former Chief Executive Officer of Atlantic Records and Virgin Records.

Chris McGurk — Former Chief Operating Officer of MGM and Universal Pictures; former President of Walt Disney Motion Picture Group.

Jules Haimovitz — Mr. Haimovitz has more than 35 years’ experience developing, managing and leading some of the most well-known cable networks and production companies in entertainment, including Showtime, Lifetime, MGM, Dick Clark Productions, Viacom, Aaron Spelling Productions, Inc. and more.

Roger Werner — Mr. Werner has more than 30 years of experience in the television and digital industries, designing, building and managing some of world’s most successful networks, including ESPN and what is now Fox Sports West and Fox Sports Americas.

Terms of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our Bylaws and the provisions of the Delaware General Corporation Law. Our directors hold office after the expiration of his or her term until his or her successor is elected and qualified, or until his or her resignation, death or removal in accordance with our Bylaws or the Delaware General Corporation Law.

Our officers are appointed by our board of directors and hold office until removed by our board of directors at any time for any reason.

Family Relationships

There are no family relationships between or among any of our directors or executive officers or persons nominated or chosen by us to become directors or executive officers.

Director Independence

Please see bio above under “Corporate Governance — Director Independence”.

Board Committees

Please see bio above under “Proposal No. 1 — Election of Directors — Board Committees”.

Board Leadership Structure

Please see bio above under “Corporate Governance — Board Leadership Structure”.

Risk Oversight

Please see bio above under “Corporate Governance — Risk Oversight and Compensation Risk Assessment”.

Code of Ethics

Please see bio above under “Corporate Governance — Code of Ethics”.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during the 2022 fiscal year, or at any other time, an officer or employee of our Company, and no member had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers (i) serves as a member of the compensation committee of any other company of which any member of the Compensation Committee or our board of directors is an executive officer, or (ii) serves as a member of the board of directors of any other company of which any member of the Compensation Committee is an executive officer.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the fiscal years ended March 31, 2022 and 2021.

Nominations to the Board of Directors

General — Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Our board of directors’ candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, diversity, and personal integrity and judgment. In addition, directors must have time available to devote to our board of directors activities and to enhance their knowledge of our business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company.

Our Nominating Committee assists our board of directors in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring the process to assess board effectiveness.

Changes to the Procedures by Which Security Holders May Recommend Nominees to Our Board of Directors — During the year ended March 31, 2022, there were no material changes to the procedures by which our security holders may recommend nominees to our board of directors.

PROPOSAL NO. 2 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE BOARD OF DIRECTORS’ DISCRETION

Our board of directors has adopted and submitted for stockholder approval an amendment to our Certificate of Incorporation to effect a reverse stock split of all outstanding shares of our common stock, if our board of directors deems that it is in our Company’s and our stockholders’ best interests, at a ratio to be determined by our board of directors in the range (the “Range”) of one-for-two (1-for-2) through one-for-ten (1-for-10) (collectively, the “Reverse Split”). Our board of directors will have the sole discretion to elect, as it determines to be in our best interests and our stockholders, whether or not to effect the Reverse Split, and if so, at which ratio within the approved range. Our board of directors believes that approval of a proposal granting this discretion to our board of directors, rather than approval of an immediate Reverse Split at a specified ratio, would provide our board of directors with maximum flexibility to react to current market conditions and other factors it deems appropriate and to therefore achieve the purposes of the Reverse Split, if implemented, and to act in our Company’s best interests and our stockholders.

The Reverse Split has been proposed for approval at the Annual Meeting in order to authorize our board of directors, if necessary in the future, to take action to enable us then to again regain compliance with the Bid Price Rule (as defined below) if we are at such time not in compliance with the Bid Price Rule so that we can then attempt to remediate any future noncompliance with Nasdaq’s minimum bid price requirement under the Bid Price Rule so that our common stock can continue to be listed on The Nasdaq Capital Market.

To effect the Reverse Split, if implemented, our board of directors would authorize our management to file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. If our board of directors elects to implement the approved Reverse Split within the Range, the number of issued and outstanding shares of our common stock (as well as common stock underlying derivative securities such as options and warrants) would be reduced in accordance with the ratio for the selected Reverse Split, without a corresponding decrease to the number of authorized shares of our common stock. The par value of our common stock would remain unchanged, however the number of authorized and unissued shares of our common stock would effectively increase as a result of the Reverse Split. If approved by our stockholders, our board of directors may nonetheless elect not to implement the Reverse Split at its sole discretion. This could occur if our common stock continues to be in compliance with Nasdaq’s Bid Price Rule in the future. The proposed form of the Certificate of Amendment to our Certificate of Incorporation to implement the Reverse Split at our board of directors’ discretion is attached to this Proxy Statement as Annex A (the “Certificate of Amendment”).

Purpose of the Reverse Split

On April 1, 2022, we received a letter from Nasdaq notifying us of our noncompliance with Nasdaq Rule 5550(a)(2) (based on the closing bid price of our shares of common stock for the previous 30 consecutive business days being below a minimum of $1.00 per share) (the “Bid Price Rule”). The letter from Nasdaq had no immediate effect on the listing of our common stock on The Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we had a grace period of 180 calendar days from April 1, 2022, to regain compliance with the Bid Price Rule. To regain compliance during this 180-day compliance period, the closing bid price of our shares of common stock must be at least $1.00 for a minimum of ten consecutive business days.

On July 21, 2022, we received a letter from Nasdaq informing us that Nasdaq has confirmed that we have regained compliance with the Bid Price Rule and that our common stock will continue to be listed on The Nasdaq Capital Market.

While as of the date of this Proxy Statement we have regained compliance with the Bid Price Rule, and our common stock continues to be listed and traded on The Nasdaq Capital Market, we are seeking stockholder approval of the Reverse Split to authorize our board of directors, if necessary in the future, to take action to enable us then to again try to regain compliance with the Bid Price Rule if we are at such time not in compliance with the Bid Price Rule, so that our common stock can continue to be listed on The Nasdaq Capital Market. By including our board of directors discretion to effect the Reverse Split, if implemented, within the range, we will be positioned to react to market conditions and actions taken by Nasdaq to increase our chances of achieving this goal.

Our board of directors has determined that maintaining listing on The Nasdaq Capital Market is an important goal, as our board of directors believes that the listing of our common stock on a principal national securities exchange enhances the liquidity of the outstanding shares, as well as our ability to raise capital, each of which is considered to be a benefit to our Company and our stockholders. Additionally, our board of directors believes that continued listing on The Nasdaq Capital Market enhances visibility and credibility to the investment community with respect to our common stock. If, on the other hand, our common stock were delisted from The Nasdaq Capital Market and we were unable to list our common stock on an alternative national securities exchange, trading of our common stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQB or a lower-tiered quotation system operated by The OTC Markets Group. In such an event, investors may find it more difficult to sell shares of our common stock. The result could be a depressive effect on our stock price. In addition, if our common stock were delisted, it would become subject to SEC rules regarding “penny stocks,” which impose additional disclosure requirements on broker-dealers and further hindrances and expenses for investors seeking to sell the securities. For these reasons and others, delisting would likely adversely affect the liquidity, trading volume and price of our common stock, causing the value of an investment in us to decrease and having an adverse effect on our business and an investment in us, as well as on our ability to raise capital as and when required.

While we hope that approval of this Proposal No. 2 will enable us in the future if necessary to regain compliance prior to the termination of the grace period, we intend to monitor the bid price of our common stock and assess our options for maintaining the listing of our common stock on The Nasdaq Capital Market.

For more information on the risks inherent in the Reverse Split, including with respect to the Nasdaq deficiency notice and potential for delisting, see below under the heading “Certain Risks Associated with the Reverse Split.” For additional information about the risks we and our investors face with respect to our common stock, business and other matters, see “Item 1A. - Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, a copy of which has been mailed with this Proxy Statement to our stockholders of record as of the Record Date.

Certain Risks Associated with the Reverse Split

If the Reverse Split, if implemented, does not result in a proportionate increase in the price of our common stock, we may be unable, if necessary, in the future to regain compliance with the Nasdaq listing requirements or meet those of another national securities exchange.

We expect that if approved the Reverse Split, if implemented, will increase the market price of our common stock so that we will be able to regain compliance, if necessary, in the future with Nasdaq’s minimum Bid Price Rule requirements. However, the effect of the Reverse Split, if implemented, on the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is possible that the market price of our common stock following the Reverse Split, if implemented, will not increase sufficiently for us to regain compliance with the minimum bid price requirement. For example, if our stock price were to fall below $0.10 per share, the high end of the range of the Reverse Split, which is one-for-10, would potentially be insufficient to enable us to comply with the minimum bid price requirement post-Reverse Split. Further, the Reverse Split, if implemented, may result in a lesser number of round lot holders (holders of at least 100 shares), which could also cause us to be noncompliant with another Nasdaq Rule requiring that we have at least 300 round lot holders. If in the future we are unable meet the minimum bid price requirement or other requirements under Nasdaq Rules, we may not be able to continue to have or common stock listed on The Nasdaq Capital Market, and may be unable to list our common stock on an alternative national securities exchange. This could have a material adverse effect on our liquidity and an investment in us, and impose additional hardships on investors seeking to sell our common stock.

Even if the Reverse Split, if implemented, results in the requisite increase in the market price of our common stock, there is no assurance that we will be able to continue to comply with the minimum Bid Price Rule requirements.

Even if the Reverse Split, if implemented, results in the requisite increase in the market price of our common stock to be in compliance with the minimum Bid Price Rule requirements of Nasdaq, there can be no assurance that the market price of our common stock following the Reverse Split, if implemented, will remain at the level required for continued compliance with such requirement. It is not uncommon for the market capitalization of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the implementation, if any, of the Reverse Split, the percentage decline may be greater than would occur in the absence of the Reverse Split. In any event, other factors unrelated to the number of shares of our common stock outstanding, such as negative financial or operational results, could adversely affect the market price of our common stock and jeopardize our ability to meet or continue to comply with the minimum Bid Price Rule requirements of Nasdaq.

The Reverse Split, if implemented, may decrease the liquidity of our common stock.

The liquidity of our common stock may be adversely affected by the Reverse Split, if implemented, given the reduced number of shares that will be outstanding following the implementation of the Reverse Split, especially if the market price of our common stock does not sufficiently increase as a result of the Reverse Split. In addition, the Reverse Split, if implemented, may decrease the number of stockholders who own round lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

The increased market price of our common stock resulting from the Reverse Split, if implemented, may not attract new investors, including institutional investors, and may not satisfy the investing guidelines of those investors, and consequently, the liquidity of our common stock may not improve.

Although we believe that a higher market price may help generate greater or broader investor interest in our common stock, there can be no assurance that the Reverse Split, if implemented, will result in a per-share price increase sufficient to attract new investors, including institutional investors. Additionally, there can be no assurance that the market price of our common stock will satisfy the investing guidelines of those investors. As a result, the trading liquidity of our common stock may not necessarily improve following the Reverse Split, if implemented.

Principal Effects of the Reverse Split, Effective Increase in Authorized Common Stock and Par Value Increase

The Reverse Split, if implemented, will have the following principal effects:

•        the number of shares of our common stock held by individual stockholders will decrease based on the ratio, and the number of stockholders who own “round lots” of at least 100 shares of will decrease;

•        the number of shares of common stock issuable upon exercise of outstanding stock options and warrants or conversion of outstanding convertible securities (if any) and the exercise price of such outstanding options and warrants and the conversion price of such outstanding convertible securities (if any), will be adjusted in accordance with their respective terms based on the ratio at which the Reverse Split is effected;

Shares of our common stock after the Reverse Split, if implemented, will be fully paid and non-assessable. The Certificate of Amendment will not change any of the other terms of our common stock. Following the Reverse Split, if implemented, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of our common stock prior to the Reverse Split. Following the Reverse Split, if implemented, we will continue to be subject to the reporting requirements of the Exchange Act.

Because the authorized common stock will not be reduced at the same ratio as the Reverse Split ratio, the Reverse Split, if implemented, will have an overall effect of increasing the authorized but unissued shares of our common stock. These shares may be issued by our board of directors in its sole discretion. See “Anti-Takeover Effects of the Reverse Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock.

Fractional Shares

No fractional shares will be issued as the result of the Reverse Split, if implemented. We will round up any fractional shares resulting from the Reverse Split, if implemented, to the nearest whole share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of our common stock following the proposed Reverse Split, if implemented, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Procedure for Implementing the Reverse Split

The Reverse Split, if implemented, would become effective upon the filing with the Delaware Secretary of State of the Certificate of Amendment as of the time of filing or such other time set forth in the Certificate of Amendment (the “Effective Time”), as determined by our board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Additionally, our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to the effectiveness of the Certificate of Amendment, our board of directors, in its sole discretion, determines that it is no longer in the best interest of our Company and our stockholders to effect the Reverse Split. Beginning at the Effective Time, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Split, if implemented.

After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, used to identify our equity securities. Stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Effect on Beneficial Owners of Common Stock

Upon the implementation, if any, of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names with Vstock Transfer, LLC, our transfer agent (the “Transfer Agent”). Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split, if implemented, for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures for processing the Reverse Split, if implemented. Stockholders who hold our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Registered “Book-Entry” Holders of Common Stock

Certain registered holders of our common stock may hold some or all of their shares electronically in book-entry form with the Transfer Agent. These stockholders do not have stock certificates evidencing their common stock ownership. Such stockholders are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the Transfer Agent will not need to take action. The Reverse Split, if implemented, will automatically be reflected in the Transfer Agent’s records and on their next statement.

Exchange of Stock Certificates

We expect that the Transfer Agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., stockholders who hold their shares directly in their own name and not through a broker) in connection with the Reverse Split, if implemented. As soon as practicable after the filing of the Certificate of Amendment, registered holders of certificated pre-Reverse Split shares may be asked to surrender to the Transfer Agent certificates representing pre-Reverse Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new stock certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Transfer Agent.

For street name holders of pre-Reverse Split shares (i.e., stockholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the Effective Time.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Certain Federal Income Tax Consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your particular situation.

The following discussion of the material U.S. federal income tax consequences of the Reverse Split is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements and judicial decisions now in effect. Those legal authorities are subject to change at any time by legislative, judicial or administrative action, possibly with retroactive effect to the Reverse Split, if implemented. No ruling from the IRS with respect to the matters discussed below has been requested, and there is no assurance that the IRS or a court would agree with the conclusions set forth in this discussion. The following discussion assumes that the pre-split shares of common stock were, and post-split shares will be, held as “capital assets” as defined in the Code. This discussion may not address certain U.S. federal income tax consequences that may be relevant to particular stockholders in light of their specific circumstances or to certain types of stockholders (like dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the U.S. federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

We will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split, if implemented.

A stockholder will not recognize gain or loss for U.S. federal income tax purposes on the exchange of pre-Reverse Split shares of our common stock for post-Reverse Split shares of our common stock in the Reverse Split, if implemented. A stockholder’s aggregate tax basis in the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split, if implemented, will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. A stockholder’s holding period for the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split, if implemented, will include the stockholder’s holding period for the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. Stockholders who have different bases or holding periods for pre-Reverse Split shares of our common stock should consult their tax advisors regarding their bases or holding periods in their post-Reverse Split common stock.

Anti-Takeover Effects of the Reverse Split

The effective increase in our authorized and unissued shares of common stock resulting from the Reverse Split, if implemented, could potentially be used by our board of directors to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Split, if implemented, could make it more difficult to accomplish a merger or similar transaction, even if such transaction is beneficial to the stockholders. Our board of directors might use the additional shares to resist or frustrate, by issuing additional shares of common stock, a third-party takeover effort favored by a majority of the independent stockholders that would provide an above-market premium. The Reverse Split, if implemented, is not the result of our management’s knowledge of an effort to accumulate our securities or to obtain control of our Company by means of a merger, tender offer, solicitation or otherwise.

Vote Required

The affirmative vote of a majority of outstanding shares of our common stock entitled to vote at the Annual meeting is required to approve an amendment to our Certificate of Incorporation to effect the Reverse Split at our board of directors’ discretion. For purposes of this vote, abstentions will have an effect of a vote against this proposal.

The Board of Directors Unanimously Recommends a Vote FOR this Proposal No. 2.

PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed Macias Gini & O’Connell LLP (the “Auditor”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2023. The Auditor was engaged as our independent registered public accounting firm on July 25, 2022. Representatives of the Auditor are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Stockholder ratification of the appointment of the Auditor is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of the Auditor to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain the Auditor. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2023 fiscal year if it determines that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast on this matter at the Annual meeting is required to ratify the appointment of the Auditor as our independent registered public accounting firm. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors Unanimously Recommends a Vote FOR this Proposal No. 3.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed by BDO USA, LLP (“BDO”), our former independent registered public accounting firm, for the fiscal years ended March 31, 2022 and 2021 (in thousands):

	Year Ended March 31,
Description of Service	2022	2021
Audit Fees(1)	$1,031	$715
Audit-Related Fees(2)	—	—
Tax Fees(3)	52	52
All Other Fees(4)	—	—
Total Fees	$1,083	$767

____________

(1)      Audit Fees consist of fees for audit of our annual financial statements for the respective year, reviews of our quarterly financial statements, services provided in connection with statutory and regulatory filings.

(2)      Audit-Related Fees consist of fees for accounting consultations.

(3)      Tax Fees consist of fees for professional services rendered for tax compliance.

(4)      Other fees consist of fees paid on acquisition related audits.

The following table sets forth the aggregate fees billed by the Auditor, our independent registered public accounting firm, for the fiscal years ended March 31, 2022 and 2021 (in thousands):

Year Ended March 31,
Description of Service	2022	2021
Audit Fees(1)	$—	$—
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$—	$—

____________

(1)      Audit Fees consist of fees for audit of our annual financial statements for the respective year, reviews of our quarterly financial statements, services provided in connection with statutory and regulatory filings.

(2)      Audit-Related Fees consist of fees for accounting consultations.

(3)      Tax Fees consist of fees for professional services rendered for tax compliance.

Non-Audit Fees

There were no audit or non-audit services provided to us for the years ended March 31, 2022 and 2021 that were not approved by our board of directors. Our board of directors determined that the services rendered by the Auditor are compatible with maintaining their independence as our independent auditors.

Pre-Approval Policies and Procedures

Beginning April 1, 2018, our Audit Committee became responsible, and prior to such period, our board of directors was responsible, for the pre-approval of all audits and permitted non-audit services to be performed for our Company by our independent registered public accounting firm and any other independent accounting firms that we engage. The fees paid to BDO that are shown in the chart above for 2022 and 2021 fiscal years, respectively, were approved by our Audit Committee and our board of directors in accordance with the procedures described below. The fees to be paid to the Auditor for 2023 fiscal year and going forward shall be subject to approval by our Audit Committee and our board of directors in accordance with the procedures described below.

Our Audit Committee reviews and approves all audit and non-audit services proposed to be provided, other than de minimis non-audit services which may instead by preapproved in accordance with applicable SEC rules.

PROPOSAL NO. 4 — ADJOURNMENT

General

We are asking our stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting is required to approve this Proposal No. 4. Abstentions will have the same effect as the vote “AGAINST” this Proposal No. 4.

The Board of Directors Unanimously Recommends a Vote FOR this Proposal No. 4.

Other Matters

Other than as set forth above, the board of directors is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the designated proxy holders, Mr. Ellin and Mr. Sullivan, to vote on such matters in accordance with their best judgment.

YOUR VOTE IS IMPORTANT. Accordingly, you are urged to sign and return the accompanying proxy card or voting instruction card, as the case may be, whether or not you plan to attend the Annual Meeting.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Chairman and Chief Executive Officer
Beverly Hills, California
July 29, 2022

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee’s purpose is to assist our board of directors in its general oversight of our accounting, auditing and financial reporting practices. Management is primarily responsible for our financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. BDO was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the committee certify that our registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the committee’s members in business, financial and accounting matters.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2022 with our management. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with our independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our board of directors that the audited financial statements be included, and such audited financial statements were included, in our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, for filing with the SEC.

Respectfully submitted by:

The Audit Committee of the Board of Directors

Craig Foster (Chairman) Ramin Arani Kenneth Solomon

EXECUTIVE COMPENSATION

Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers as of March 31, 2022 (the “Named Executive Officers”), were:

•        Robert Ellin, Chief Executive Officer, Chairman and Director;

•        Aaron Sullivan, our Interim Chief Financial Officer, Senior Vice President, Controller, Interim Corporate Secretary and Interim Treasurer;

•        Dermot McCormack, our former President; and

•        Michael Quartieri, our former Chief Financial Officer, and Michael Bebel, our former Senior Executive Vice President, for whom disclosure would have been provided in the 2022 Summary Compensation Table but for the fact that such individuals were not serving as our executive officers at the end of March 31, 2022.

2022 Summary Compensation Table

The following table sets forth, for the fiscal years ended March 31, 2022 and 2021, compensation awarded or paid to our Named Executive Officers.

Name and Principal Position	Fiscal Year ended March 31	Salary ($)		Bonus ($)	Stock Awards ($)(3)(4)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)		Total ($)
Robert Ellin,	2022	366,260	(2)	—	220,317		—	—	—	34,173	(5)	620,750
CEO, Chairman &	2021	382,990	(3)	—	108,677	(3)	—	—	—	66,182	(5)	557,849
Director

Aaron Sullivan,	2022	200,000		—	—		—	—	—	22,100	(7)	22,100
Interim CFO,	2021	183,151	(3)	—	16,849	(3)	—	—	—	24,518	(7)	224,518
SVP & Controller(6)

Dermot McCormack,	2022	500,000		—	—		—	—	—	17,947	(8)	517,947
President	2021	391,323	(3)	—	108,677	(3)	—	—	—	44,652	(8)	544,652

Michael Quartieri,	2022	300,274	(9)	—	—		—	—	—	13,836	(11)	314,110
former CFO(9)	2021	133,333	(9)	—	1,250,000	(10)	—	—	—	9,564	(11)	1,392,897

Michael Bebel,	2022	274,247	(9)	—	—		—	—	—	15,770	(13)	290,017
former SEVP(12)	2021	265,229	(12)	—	59,771	(12)	—	—	—	20,941	(13)	345,941

____________

(1)      Unless otherwise indicated, the amount of perquisites and other personal benefits has been excluded as the total value of perquisites and other personal benefits for each Named Executive Officer per year was less than $10,000.

(2)      During the 2022 fiscal year, as a result of Mr. Ellin’s desire to demonstrate confidence in our Company and to assist our near term objectives in light of the ongoing COVID-19 epidemic and other costs realignment and reductions, Mr. Ellin agreed to accept payment of his monthly base salary for the period of January 1, 2022 through December 31, 2022 in shares of our common stock. Accordingly, the amount shown the “Salary” column for the 2022 fiscal year includes the amount of $220,317 as Mr. Ellin’s salary to be paid at a future date in shares of our common stock that shall be issued and vest in accordance with the terms as determined by our board of directors or Compensation Committee.

(3)      During the 2021 fiscal year, Messrs. Ellin and McCormack were each paid $108,677 of their base salary and Mr. Sullivan was paid $16,849 of his base salary in shares of our common stock as a result of our executive officers and other senior management, desiring to demonstrate confidence in our Company and to assist our then near term objectives in light of the ongoing COVID-19 epidemic, agreeing to accept a reduction in their monthly base salaries for the months of April — June 2021 in exchange for shares of our common stock that will vest in full in calendar year 2021, which compensation is reflected in the “Stock Awards” column. In addition, effective as of August 1, 2020, Mr. Ellin, desiring to continue to demonstrate confidence in our Company and to assist our then near term objectives in light of the ongoing COVID-19 coronavirus pandemic, agreed to have 50% of his monthly base salary from August 1, 2020 to August 15, 2020, and 100% of his monthly base salary from August 16, 2020 through December 31, 2020 paid in equity of our Company. Accordingly, the amount shown the “Salary” column for the 2021 fiscal year includes the amount of $200,000 as Mr. Ellin’s salary paid in the 2022 fiscal year in shares of our common stock that shall vest on September 7, 2022.

(4)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based Compensation” of our financial statements for the fiscal year ended March 31, 2022 included in our 2022 Annual Report on Form 10-K.

(5)      The amount for 2022 represents personal benefits consisting of (i) car lease payments of $16,577, (ii) health, dental and vision insurance in the amount of $17,318, and (iii) life, accidental death and dismemberment insurance in the amount of $278, paid by us on Mr. Ellin’s behalf. The amount for 2021 represents personal benefits consisting of (i) car lease payments of $16,578, (ii) health, dental and vision insurance in the amount of $44,855, and (iii) life, accidental death and dismemberment insurance in the amount of $4,749, paid by us on Mr. Ellin’s behalf.

(6)      Mr. Sullivan was appointed as our Interim Chief Financial Officer effective as of December 31, 2021. Prior to such date, Mr. Sullivan served solely in his roles of SVP and Controller.

(7)      The amount for 2022 represents personal benefits consisting of (i) health, dental and vision insurance in the amount of $17,069, (ii) life, accidental death and dismemberment insurance in the amount of $31, and (iii) 401k match in the amount of $5,000, paid by us on Mr. Sullivan’s behalf. The amount for 2021 represents (i) health, dental and vision insurance in the amount of $19,975, (ii) life, accidental death and dismemberment insurance in the amount of $19, and (iii) 401k match in the amount of $524, paid by us on Mr. Sullivan’s behalf.

(8)      The amount for 2022 represents personal benefits consisting of health, dental and vision insurance and life, accidental death and dismemberment insurance in the amount of $17,603 and $344, respectively, paid by us on Mr. McCormack’s behalf. The amount for 2021 represents personal benefits consisting of health, dental and vision insurance and life, accidental death and dismemberment insurance in the amount of $39,903 and $4,749, respectively, paid by us on Mr. McCormack’s behalf.

(9)      Mr. Quartieri resigned from all of his positions with the Company effective as of December 31, 2021. Mr. Quartieri was appointed as our former Chief Financial Officer effective as of November 30, 2020. The amount shown in the “Salary” column represents salary payments prorated for the time that Mr. Quartieri was serving as our Chief Financial Officer during the fiscal years ended March 31, 2022 and March 31, 2021.

(10)    Represents Mr. Quartieri’s grant of (i) 500,000 restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Quartieri of one share of our common stock.

(11)    The amount for 2022 represents personal benefits consisting of health, dental and vision insurance and life, accidental death and dismemberment insurance in the amount of $13,539 and $297, respectively, paid by us on Mr. Quartieri’s behalf. This amount represents personal benefit payments prorated for the time that Mr. Quartieri was serving as our Chief Financial Officer in the fiscal year ended March 31, 2022. The amount for 2021 represents personal benefits consisting of health, dental and vision insurance and life, accidental death and dismemberment insurance in the amount of $9,036 and $528, respectively, paid by us on Mr. Quartieri’s behalf. This amount represents personal benefit payments prorated for the time that Mr. Quartieri was serving as our Chief Financial Officer in the fiscal year ended March 31, 2021.

(12)    Mr. Bebel’s employment agreement with the Company expired on January 28, 2022. The amount shown in the “Salary” column for the 2022 fiscal year represents salary payments prorated for the time that Mr. Bebel was serving as our Senior Executive Vice President during the fiscal year ended March 31, 2022. During the 2021 fiscal year, for the months of April through June 2021 Mr. Bebel was paid $59,771 of his base salary in shares of our common stock as a result of our executive officers and other senior management, desiring to demonstrate confidence in our Company and to assist our then near term objectives in light of the ongoing COVID-19 epidemic, which shares fully vested in the calendar year 2022, which compensation is reflected in the “Stock Awards” column.

(13)    The amount for 2022 represents personal benefits consisting of health, dental and vision insurance and life, accidental death and dismemberment insurance in the amount of $15,433 and $337, respectively, paid by us on Mr. Bebel’s behalf. This amount represents personal benefit payments prorated for the time that Mr. Bebel was serving as our Senior Executive Vice President in the fiscal year ended March 31, 2022. The amount for 2021 represents personal benefits consisting of health, dental and vision insurance and life, accidental death and dismemberment insurance in the amount of $20,601 and $340, respectively, paid by us on Mr. Bebel’s behalf.

2022 Outstanding Equity Awards at Fiscal Year Ended

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended March 31, 2022 to our Named Executive Officers. Except as set forth below, all of the outstanding equity awards granted to our Named Executive Officers were fully vested as of March 31, 2022.

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(8)
Robert Ellin	666,666	(1)	—	—	4.00	9/7/2027	—	—	—		—
	—		—	—	—	—	—	—	88,660	(2)	72,347
Aaron Sullivan	—		—	—	—	—	—	—	25,000	(3)	20,400
	—		—	—	—	—	—	—	12,500	(4)	10,200
Dermot McCormack	—		—	—	—	—	—	—	1,000,000	(5)	816,000
	—		—	—	—	—	—	—	25,168	(6)	20,537
Michael Quartieri(7)	—		—	—	—	—	—	—	—		—
Michael Bebel	—		—	—	—	—	—	—	—		—

____________

(1)      Represents 666,666 stock options granted on September 7, 2017, which have fully vested and are fully exercisable as of the date of this Proxy Statement.

(2)      Represents restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Ellin of one share of our common stock, which shall one-time cliff vest on September 7, 2022. In the event of a Change of Control (as defined in Mr. Ellin’s employment agreement), any unvested portion of the restricted stock units shall vest effective immediately prior to such event.

(3)      Represents restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Sullivan of one share of our common stock, with ¼ of such restricted stock units to vest upon each of the first four quarterly anniversaries of March 26, 2022, with the last fourth vesting date being March 26, 2023, subject to Mr. Sullivan’s continued employment by our Company on each such vesting date. In the event of a Change of Control (as defined in Mr. Sullivan’s employment agreement), 50% of any then unvested restricted stock units shall vest in full effective immediately prior to such event.

(4)      Represents restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Sullivan of one share of our common stock, with restricted stock units shall vest on October 1, 2022, subject to Mr. Sullivan’s continued employment by our Company on such vesting date. In the event of a Change of Control (as defined in Mr. Sullivan’s employment agreement), 50% of any then unvested restricted stock units shall vest in full effective immediately prior to such event.

(5)      Represents restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. McCormack of one share of our common stock, which shall one-time cliff vest on July 15, 2022, subject to Mr. McCormack’s continued employment by our Company on such vesting date. In the event of a Change of Control (as defined in Mr. McCormack’s employment agreement), any unvested portion of the restricted stock units shall vest effective immediately prior to such event.

(6)      Represents restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. McCormack of one share of our common stock, which one-time cliff vested on July 15, 2022. In the event of a Change of Control (as defined in Mr. McCormack’s employment agreement), any unvested portion of the restricted stock units shall vest effective immediately prior to such event.

(7)      As a result of Mr. Quartieri’s resignation from all of his positions with our Company effective as of December 31, 2021, Mr. Quartieri forfeited all of his unvested restricted stock units.

(8)      The market value of unearned restricted stock units is based on the price of $0.816, the closing price of our common stock on March 31, 2022 (the last trading day of our 2022 fiscal year, as required under the applicable rules).

Change in Control Provisions

For a more detailed description of the “change in control” provisions applicable to our Named Executive Officers under their employment agreements, see “Named Executive Officer Employment Agreements” below.

Named Executive Officer Employment Agreements

The material terms of employment agreements with the Named Executive Officers previously entered into by our Company are described below.

Employment Agreement with Robert S. Ellin

On September 7, 2017, we entered into an employment agreement with Mr. Ellin for a term of five years at an annual salary of $650,000 payable commencing on the day of the closing of the Public Offering, which salary was lowered to $500,000 pursuant to Amendment No. 1 to Mr. Ellin’s employment agreement, dated as of December 14, 2017. Pursuant to Mr. Ellin’s employment agreement, we agreed to continue to pay to Trinad Management a cash fee at the rate of $30,000 per month (or pro-rata thereof) until the completion of the Public Offering (December 27, 2017), consistent with the terms of the Management Agreement, whether such agreement was terminated or not prior to the date that the Public Offering was completed. On September 7, 2017, in connection with his employment agreement, we entered into an option award agreement whereby we issued stock options to purchase 1,166,667 shares of our common stock with an exercise price of $4.00 per share (the offering price of our public offering completed in December 2017) (the “Ellin Options”). The Ellin Options were granted pursuant to our 2016 Equity Incentive Plan (as amended, the “2016 Plan”). The first tranche of 666,667 shares underlying the Ellin Options (the “Ellin Service Options”) have fully vested and are fully exercisable as of the date of this Proxy Statement. The second tranche of 500,000 shares underlying the Ellin Options were forfeited as a result of certain non-performance vesting conditions for such grant having not been met.

If Mr. Ellin’s employment is terminated by us “Without Cause” or by Mr. Ellin for “Good Reason” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which (i) we will pay Mr. Ellin certain accrued obligations and prior year bonus amounts, if any; and (ii) subject to timely execution and non-revocation of a release as provided in his employment agreement (v) we will be required to pay Mr. Ellin a one-time payment of $10,000,000; (w) any unvested Other Equity Awards (as defined in his employment agreement) shall automatically accelerate and become vested and exercisable for a period of twelve months from the termination date, but in all events no later than the end of the applicable term for each such award; (x) the Ellin Service Options and any such accelerated Other Equity Awards shall remain outstanding and be exercisable, to the extent applicable, for a period of twelve months from the later of the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (y) all restrictions on the Other Equity Awards shall automatically and immediately lapse; and (z) we will continue to cover costs for Mr. Ellin’s and his dependents continued participation in our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Ellin’s employment agreement contains covenants for the benefit of our Company relating to non-competition during the term of his employment and protection of our confidential information, customary representations and warranties and indemnification obligations.

Employment Agreement with Aaron Sullivan

On March 6, 2019 and effective as of March 26, 2019, we entered into an employment offer letter (the “AS Employment Agreement”) with Mr. Sullivan at an annual salary of $185,000, which salary was increased to $200,000 effective as of October 1, 2020 pursuant to Amendment No. 1 to the AS Employment Agreement (the “AS EA Amendment”). Mr. Sullivan is also eligible to earn an annual fiscal year cash performance bonus for each whole or partial fiscal year of his employment period with the Company based upon the attainment of certain objectives to be established by our management, as more fully specified in the AS Employment Agreement. Mr. Sullivan’s “target” performance bonus shall be 35% of his average annualized base salary during the fiscal year for which the performance bonus is earned. Under the AS Employment Agreement, Mr. Sullivan was also granted 100,000 restricted stock units of our Company (the “Initial Sullivan RSUs”). 25% of the Initial Sullivan RSUs vested on the first anniversary Mr. Sullivan’s employment with our Company (the “Initial Vesting Date”), and the remaining 75% of the Initial Sullivan RSUs shall vest in 1/12th increments upon each quarterly anniversaries of the Initial Vesting

Date, with the last fourth vesting date being March 26, 2023, subject to Mr. Sullivan’s continued employment with our Company through each applicable vesting date. Effective as of October 1, 2020, pursuant to the AS EA Amendment, Mr. Sullivan received an additional 25,000 restricted stock units (the “Additional Sullivan RSUs”). 50% of the Additional Sullivan RSUs vested on October 1, 2021, and the remaining 50% of the Additional Sullivan RSUs shall vest on October 1, 2022, subject to Mr. Sullivan’s continued employment with our Company through each applicable vesting date. Furthermore, effective as of April 4, 2022, Mr. Sullivan received an additional 75,000 restricted stock units (collectively with the Initial Sullivan RSUs and the Additional Sullivan RSUs, the “Sullivan RSUs”), which shall vest on April 4, 2024, subject to Mr. Sullivan’s continued employment with our Company through the vesting date. The Sullivan RSUs were granted pursuant to the 2016 Plan. Each vested Sullivan RSU shall be settled by delivery to Mr. Sullivan of one share of our common stock promptly after the applicable vesting date. The Sullivan RSUs grants were evidenced by a standard Company award agreement that specifies such other terms and conditions as the Board, in its sole discretion, determined in accordance with the terms and conditions of the 2016 Plan, including all terms, conditions and restrictions related to the grant. In the event of a “Change of Control” (as defined in the AS Employment Agreement) 50% of any unvested portion of the Sullivan RSUs or any other equity awards granted to Mr. Sullivan shall vest effective immediately prior to such event.

If Mr. Sullivan’s employment is terminated by us without “Cause” or by Mr. Sullivan for “Good Reason” (each as defined in the MQ Employment Agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which we will be obligated to pay Mr. Sullivan certain accrued obligations and to continue to pay Mr. Sullivan his base salary for a period of two months after the effective termination date.

Employment Agreement with Dermot McCormack

On July 15, 2019, we entered into an employment agreement with Mr. McCormack for a term of three years at an annual salary of $500,000. Mr. McCormack was also eligible to earn an annual fiscal year cash performance bonus for each whole or partial fiscal year of his employment period with us in accordance with our annual bonus plan, if any, applicable to our senior executives. Mr. McCormack’s “target” performance bonus was set at 100% of his average annualized base salary during the fiscal year for which the performance bonus was earned, if any. Mr. McCormack was also granted 1,000,000 restricted stock units (the “McCormack RSUs”). The McCormack RSUs were granted pursuant to the 2016 Plan. As of the date of this Proxy Statement, all of McCormack RSUs have fully vested. Each vested McCormack RSU shall be settled by delivery to Mr. McCormack of one share of our common stock on the first to occur of: (i) the date of a Change of Control, (ii) the date that is ten days following the vesting of the McCormack RSUs, and (iii) the date of Mr. McCormack’s death or Disability (as defined in his employment agreement) (in any case, the “Settlement Date”). In the event of a “Change of Control” (as defined in his employment agreement) any unvested portion of the McCormack RSUs shall vest immediately prior to such event. The McCormack RSUs grant was evidenced by an award agreement that specifies such other terms and conditions in accordance with the 2016 Plan, subject to the terms of his employment agreement. Mr. McCormack’s employment agreement expired on July 15, 2022, and effective as of such date he ceased serving as our President.

Executive Officers Salary Adjustments

On April 7, 2020, our executive officers and other senior management (including our Named Executive Officers), desiring to demonstrate confidence in our Company and to assist our near term objectives in light of the ongoing epidemic, agreed to accept a reduction in their monthly base salaries (as set forth below) in exchange for shares of our common stock that will vest in full in early calendar year 2021 (the “Vesting Shares”). This compensation adjustment is anticipated to be in place through the first fiscal quarter ended June 30, 2020, but may be extended for subsequent periods, subject to further review our board and executive management. During this period, our Named Executive Officers and other executive officers agreed to accept 50% of their monthly base salaries with Vesting Shares, and forego any cash bonuses that maybe owed to them with respect to our fiscal year ended March 31, 2020, with any such bonuses to be paid in Vesting Shares. In addition, our remaining employees received between 10% to 25% reductions in their monthly base salaries, to be paid in lieu in Vesting Shares, for the first fiscal quarter ended June 30, 2020.

In addition, effective as of August 1, 2020, Mr. Ellin, desiring to continue to demonstrate confidence in our Company and to assist our then near term objectives in light of the ongoing COVID-19 coronavirus pandemic, agreed to have 50% of his monthly base salary from August 1, 2020 to August 15, 2020, and 100% of his monthly base salary from August 16, 2020 through December 31, 2020 paid in equity of our Company. Furthermore, effective as of

May 23, 2022, Mr. Ellin, desiring to continue to demonstrate confidence in our Company and to assist our objective to achieve annual cost and expense reductions, agreed to continue to forego his monthly cash base salary through at least December 31, 2022 in exchange for equity of our Company that are anticipated to vest in full in calendar year 2023, and will vest, be calculated and issued subject to our board of directors’ approval.

Narrative Disclosure of Compensation Policies and Practices as They Relate to the Company’s Risk Management

We believe that our compensation policies and practices for all employees and other individual service providers, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on us.

2016 Equity Incentive Plan

The summary of the principal features of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, which is incorporated by reference as Exhibit 10.2 to our Annual Report on Form 10-K, filed with the SEC on June 29, 2022, Amendment No. 1 to the 2016 Plan, which is incorporated by reference as Exhibit 10.3 to our Annual Report on Form 10-K, filed with the SEC on June 29, 2022, and Amendment No. 2 to the 2016 Plan, which is incorporated by reference as Exhibit 10.4 to our Annual Report on Form 10-K, filed with the SEC on June 29, 2022. Pursuant to the 2016 Plan, there are 17,600,000 shares of our common stock reserved for future issuance to our employees, directors and consultants. As described below, incentive awards authorized under the 2016 Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the Code. If an incentive award granted under the 2016 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2016 Plan.

Administration — The 2016 Plan is administered by our Compensation Committee or our board of directors in the absence of such a committee. Subject to the terms of the 2016 Plan, the 2016 Plan administrator may select participants to receive awards, determine fair market value of our shares, determine the types of awards and terms and conditions of awards and interpret provisions of the 2016 Plan, to institute an exchange program (without stockholder approval) pursuant to which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms), awards of a different type, and/or cash (except that the 2016 Plan administrator may not, without stockholder approval, reprice any options or stock appreciation rights (“SARs”), or pay cash or issue new options or SARs in exchange for the surrender and cancellation of outstanding options or SARs), modify awards granted under the 2016 Plan, and make all other determinations deemed necessary or advisable for administering the 2016 Plan.

Grants — The 2016 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and SARs, as described below:

•        Options granted under the 2016 Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of common stock covered by an option generally cannot be less than the fair market value of common stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant.

•        Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the Compensation Committee or our board of directors, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•        The Compensation Committee or our board of directors may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•        The 2016 Plan authorizes the granting of stock awards. The Compensation Committee or our board of directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the 2016 Plan upon the number of shares of our common stock that may be awarded or sold under the 2016 Plan) and the terms applicable to each award, including performance restrictions.

•        SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR.

Non-Transferability of Awards — Unless the 2016 Plan administrator provides otherwise, the 2016 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments — In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2016 Plan, the 2016 Plan administrator will adjust the number and class of shares that may be delivered under the 2016 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2016 Plan.

Dissolution, Liquidation — The 2016 Plan provides that in the event of a proposed dissolution or liquidation of our Company, to the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Dividends or Dividend Equivalents for Performance Awards.    Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Merger, Change of Control — The 2016 Plan provides that in the event of a merger or a change of control, as defined under the 2016 Plan, each outstanding award will be treated as the 2016 Plan administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

Duration, Amendment, and Termination — Our board of directors has the power to amend, suspend or terminate the 2016 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the 2016 Plan would terminate ten years after it was adopted.

Compliance with Section 162(m) of the Code.    Section 162(m) of the Code generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. The recently-enacted Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) included changes to Section 162(m) effective for years after 2017. Prior to 2018, “covered employees” included the Chief Executive Officer of the Company and the three other highest paid officers of the Company (other than the Chief Financial Officer). For 2018 and later years, “covered employees” will include the Chief Executive Officer of the Company, the Chief Financial Officer of the Company, the three highest paid officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer) and any employee who qualified as a “covered employee” for any tax year beginning after 2016. For years beginning prior to January 1, 2018, the $1 million deduction limit did not apply to “qualified performance-based compensation” that was based on the attainment of pre-established, objective performance goals established under a stockholder-approved plan. Effective for the years beginning on or after January 1, 2018, there is no exception for “qualified performance-based compensation”; but a transition rule provides that the “qualified performance-based compensation” exemption will continue to apply to grandfathered arrangements made pursuant to a binding contract in effect on or before November 2, 2017 that is not materially modified thereafter. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts paid under our compensation programs may not be deductible as the result of Section 162(m). While our policy has generally been to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the Compensation Committees may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our stockholders despite the fact that such arrangements may not, in whole or part, qualify for tax deductibility. Going forward, we intend to continue to design our executive compensation arrangements to be consistent with our best interests and those of our stockholders; accordingly, the Compensation Committees, while considering the tax deductibility as a factor in determining executive compensation, may not limit such compensation to those levels that will be deductible, particularly in light of the elimination of the expansion of the covered employee group and the elimination of the exception for performance-based compensation.

Forfeiture Provisions.    The 2016 Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events.    The 2016 Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2016 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

Equity Compensation Plan Information

The following table reflects the number of shares of our common stock issuable upon the exercise of awards granted under our equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such awards as of March 31, 2022.

Name of Plan	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted - Average Exercise Price of Outstanding Options ($)	Number of shares remaining available for issuance under equity compensations plans (excluding the shares reflected in column(1)
Equity compensation plans approved by security holders(1)	3,565,191	$3.78	4,484,713
Equity compensation plans not approved by security holders	—	—	—
Total	3,565,191	3.78	4,484,713

____________

(1)      Represents securities issued under our 2016 Plan.

On August 29, 2016, our board of directors approved and adopted and our shareholders approved the 2016 Plan, as amended on February 11, 2019 and June 29, 2021. The 2016 Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. Awards may be granted under the 2016 Plan to our employees, officers, directors and consultants.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since April 1, 2021 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 (which was less than 1% of the average of our total assets at year-end for our last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in this Proxy Statement below under the section captioned “Executive Compensation.”

Amounts Due to Related Parties

Notes Issued to Related Parties and Related Warrants Exercise

As of March 31, 2022 and 2021, we had the following outstanding notes payable to Trinad Capital Master Fund Ltd. (“Trinad Capital”), a fund wholly owned by Mr. Ellin, our Chief Executive Officer, Chairman, director and principal stockholder, for both short- and long-term working capital requirements:

	March 31, 2022	March 31, 2021
8.5% Unsecured Convertible Note	$5,879,000	$5,500,989
Total	$5,879,000	$5,500,989

As of March 31, 2022 and March 31, 2021, we had outstanding 8.5% (effective as of January 11, 2021, previously 7.5%) unsecured convertible notes payable (the “Trinad Notes”) issued to Trinad Capital as follows below. The Trinad Notes are convertible into shares of our common stock at a fixed conversion price of $3.00 per share.

The first Trinad Note was issued on February 21, 2017, to convert aggregate principal and interest of $3.6 million under the first senior promissory note and second senior promissory note with Trinad Capital previously issued on December 31, 2014 and April 8, 2015, respectively. The first Trinad Note was due on March 31, 2018 and was extended to May 31, 2019 and further extended to May 31, 2021 (as discussed below). At March 31, 2021, the balance due of $4.4 million, which included $1.0 million of accrued interest, was outstanding under the first Trinad Note. At March 31, 2021, the balance due of $4.1 million, which included $0.5 million of accrued interest, was outstanding under the first Trinad Note.

Between October 27, 2017 and December 18, 2017, we issued six unsecured convertible notes payable to Trinad Capital for aggregate total principal amount of $0.9 million. The notes were due on various dates through December 31, 2018 and were extended to May 31, 2019 and further extended to May 31, 2022 (as discussed below). For the year ended March 31, 2021, we amortized less than $0.1 million of discount to interest expense, and the unamortized discount was fully amortized as of March 31, 2021. As of March 31, 2021, $0.1 million of accrued interest was added to the principal balance.

On January 11, 2021, we entered into an Amendment of Notes Agreement with Trinad Capital pursuant to which the maturity date of all of the Trinad Notes was extended to May 31, 2022, and in consideration of such extension, the interest rate payable under such notes increased to 8.5%, and in consideration of such extension, we issued to Trinad Capital 280,000 shares of our common stock. On August 11, 2021, we entered into another Amendment of Notes Agreement with Trinad Capital pursuant to which the maturity date of all of the Trinad Notes was extended to May 31, 2023, and in consideration of such extension, we issued to Trinad Capital 33,654 shares of our common stock.

Effective as of July 8, 2022, we entered into an Amendment of Notes Agreement with Trinad Capital pursuant to which the maturity date of all of the Trinad Notes was extended to July 1, 2024, and in consideration of such extension, we issued to Trinad Capital 500,000 shares of our common stock.

We may not redeem any of the Trinad Notes prior to May 31, 2023 without Trinad Capital’s consent.

Employment Arrangements

The relationships and related party transactions described herein are in addition to any employment arrangements with our executive officers and directors, which are described in this Proxy Statement below under “Executive Compensation — Named Executive Officer Employment Agreements.”

Indemnification Agreements

Our Bylaws provide that none of our officers or directors shall be personally liable for any obligations of our Company or for any duties or obligations arising out of any acts or conduct of said officer or director performed for or on behalf of our Company, including without limitation, acts of negligence or contributory negligence. In addition, our Bylaws provide that we shall indemnify and hold harmless each person and their heirs and administrators who shall serve at any time hereafter as a director or officer of our Company from and against any and all claims, judgments and liabilities to which such persons shall become subject by reason of their having heretofore or hereafter been a director or officer of our Company, or by reason of any action alleged to have heretofore or hereafter taken or omitted to have been taken by him or her as such director or officer, and that we shall reimburse each such person for all legal and other expenses reasonably incurred by him or her in connection with any such claim, judgment or liability, including our power to defend such persons from all suits or claims as provided for under the provisions of the Delaware General Corporation Law; provided, however, that no such persons shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his (or her) own willful misconduct. In addition, we intend to enter into indemnification agreements with our directors and officers and some of our executives may have certain indemnification rights arising under their employment agreements with us. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Policies and Procedures for Transactions with Related Persons

We intend to adopt a written Related-Person Transactions Policy that will set forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” Our Audit Committee is charged with the responsibility of reviewing, approving and overseeing all related-person transactions, as defined in the SEC regulations. This responsibility will be set forth, in part, in our Related-Person Transactions Policy and is set forth in the Audit Committee Charter. Generally, this policy will cover any transaction in which we were or will be a participant, the amount involved exceeds $120,000 and any “related person” had, or will have, a direct or indirect material interest in the transaction. “Related person” includes, generally, any of our (i) directors or executive officers, (ii) nominees for director, (iii) stockholders who beneficially own more than 5% of any class of our voting securities and (iv) family members of any of the persons set forth in (i) through (iii) above.

OTHER INFORMATION

Deadline for Submission of Stockholder Proposals and Nomination of Directors for Next Year’s Annual Meeting

Stockholder Proposals for the 2023 Annual Meeting

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy materials for our 2023 Annual Meeting of Stockholders, the proposal must (i) be delivered to us no later than March 31, 2023 and (ii) comply with all applicable SEC rules and regulations, including Rule 14a-8 of the Exchange Act. Any proposals not received by this deadline will be untimely and not included in our 2023 proxy materials.

Alternatively, under our Bylaws, a stockholder may bring a proposal before our 2023 Annual Meeting of Stockholders, without including the proposal in our proxy materials, if (i) the stockholder provides us notice of the proposal between May 18, 2023 and June 17, 2023, and (ii) the proposal concerns a matter that may be properly considered and acted upon at the annual meeting in accordance with our Bylaws and corporate governance policies. Any such proposal not received by this deadline will be considered untimely and will not be considered at our 2023 Annual Meeting of Stockholders. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. Our bylaws are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at http://ir.liveone.com/ir-home.

Proposals should be addressed to:

LiveOne, Inc.

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

Attention: Office Manager

Nomination of Directors for the 2023 Annual Meeting

You may propose a director nominee for consideration at the next annual meeting of our stockholders by complying with our Bylaws, which provide for a notice that must (i) be delivered to us at our principal executive offices set forth immediately above no earlier than the 90th day prior to September 15, 2023 (the first anniversary of our 2022 Annual Meeting of Stockholders) and not later than the 120th day prior to September 15, 2023 (the first anniversary of our 2022 Annual Meeting of Stockholders), (ii) provide all information relating to the director nominee that is required to be disclosed in a solicitation of proxies for the election of directors in an election contest, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and (iii) provide the director nominee’s written consent to serve as a director if elected. Stockholders are advised to review our Bylaws with respect to director nominations. These documents are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at http://ir.liveone.com/ir-home.

Participants in the Solicitation

Under applicable regulations of the SEC, directors and certain officers of our Company may be deemed to be “participants” in the solicitation of proxies by our board of directors in connection with the Annual Meeting.

Expenses of Solicitation

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

Annual Report on Form 10-K

An electronic copy of our Annual Report on Form 10-K for the year ended March 31, 2022, as filed with the SEC on June 29, 2022, is available free of charge in the “SEC Filings” section of our investor relations/corporate governance website at http://ir.liveone.com/ir-home. A paper copy of the Annual Report may be obtained upon written request to: LiveOne, Inc., 269 South Beverly Drive, Suite 1450, Beverly Hills, CA 90212, attention: Office Manager. Exhibits will be provided upon written request and payment of an appropriate processing fee.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of proxy materials, other than the proxy card, to those stockholders. This process is commonly referred to as “householding.” Your nominee may engage in householding. Through householding, beneficial owners who have the same address and last name will receive only one copy of the proxy materials unless one or more of these owners notifies us or their nominee that they wish to continue receiving individual copies. Beneficial owners who participate in householding will receive separate proxy cards. This procedure will reduce printing costs and postage fees.

To commence or discontinue householding, please notify your broker, bank or other nominee. Alternatively, you may direct such requests in writing to LiveOne, Inc., 269 South Beverly Drive, Suite 1450, Beverly Hills, CA 90212, Attention: Office Manager, or by phone at (310) 601-2505. Individual copies of the proxy materials also may be requested at any time at this same address and telephone number.

Annex A

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
LIVEONE, INC.

LiveOne, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That at a meeting of the Board of Directors of LiveOne, Inc., a Delaware corporation (the “Corporation”), resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended to effect a one (1) for ____ (____) reverse stock split of all of the Corporation’s issued and outstanding common stock, $0.001 par value per share (the “Common Stock”), whereby, automatically upon the filing and effectiveness of this Certificate of Amendment pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), each ____ (____) issued and outstanding shares of Common Stock shall automatically be changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(a) Upon the filing and effectiveness of this Certificate of Amendment pursuant to the DGCL, all of the Corporation’s issued and outstanding shares of Common Stock, having a par value of $0.001 per share, shall be changed into new validly issued, fully paid and non-assessable shares of Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each ____ (____) shares of Common Stock issued and outstanding as of the record date of selected for such change; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(b) The Corporation’s 500,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

(c) The Corporation’s 10,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

(d) The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Certificate of Amendment which, as a result of the reverse stock split provided for herein, are no longer issued shares of Common Stock.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment to the Certificate of Incorporation shall be effective at ____ p.m., Eastern Time, on __________ ____, ____.

[Signature page follows]

Annex A-1

IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to be signed by this ____ day of _______, ____.

LIVEONE, INC.
By:
Name:
Title:

Annex A-2

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (EDT) on September 14, 2022 CONTROL # VOTE BY MAIL Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598. VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held on September 15, 2022 at 10:00 a.m. PDT. Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. 2022 Annual Meeting of Stockholders - LiveOne, Inc. DETACH CARD HERE TO VOTE BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4. (1) Election of Directors: FOR ALL NOMINEES LISTED BELOW WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW INSTRUCTION:TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW: 01 Robert S. Ellin 02 Jay Krigsman 03 Craig Foster 04 Ramin Arani 05 Patrick Wachsberger 06 Kenneth Solomon 07 Bridget Baker 08 Maria Garrido 09 Kristopher Wright (2) Approve an amendment to LiveOne’s Certificate of Incorporation to effect a reverse stock split of its issued and outstanding shares of common stock, at LiveOne’s Board of Directors’ discretion, at a ratio to be determined in the discretion of LiveOne’s Board of Directors within a range of no less than one-for-two through one-for-ten. FOR AGAINST ABSTAIN (3) Ratification of the appointment of Macias Gini & O’Connell LLP as LiveOne’s independent registered public accounting firm for the fiscal year ending March 31, 2023. FOR AGAINST ABSTAIN Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. FOR AGAINST ABSTAIN Date Signature Signature, if held jointly To change the address on your account, please check the box at right and indicate your new address. SPECIMEN AC:ACCT9999 90.00

LIVEONE, INC.2022 Annual Meeting of Stockholders September 15, 2022 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 15, 2022 The Company’s Notice of Annual Meeting of Stockholders and Proxy Statement, sample of Proxy Card and 2022 Annual Report are available electronically at: https://xbrlfinancialwidget.com/default.aspx?CIKNum=1491419&view=All. LIVEONE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Robert S. Ellin and Aaron Sullivan, or any of them, each with full power of substitution, as proxy to represent and vote all shares of common stock, of LiveOne, Inc. (the “Company”) beginning on July 22, 2022 in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors”) to be used at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 15, 2022 at 10:00 A.M. (Pacific Daylight Time) and at any postponement of adjournment thereof. The Annual Meeting will be held at the principal executive offices of PodcastOne located at 335 North Maple Drive, Suite 127, Beverly Hills, CA 90210. This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of all Company director nominees, FOR approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse split at a ratio to be determined in the discretion of LiveOne’s Board of Directors, FOR the ratification of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023, FOR the approval of an adjournment of the Annual Meeting to a later date or time, if necessary, and, in the case of other matters that legally come before the meeting, as said proxy(ies) may deem advisable. Please check here if you plan to attend the Annual Meeting of Stockholders on September 15, 2022 at 10:00 a.m. (PDT). PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)